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                                                                EXHIBIT 10.7


                             PROCUREMENT AGREEMENT

                                    BETWEEN

                    BROADWING COMMUNICATIONS SERVICES  INC.

                                      AND

                              CORVIS CORPORATION

                             DATED March 17, 2000
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                              TABLE OF  CONTENTS


                                                                     Page
                                                                     ----
              Recital                                                   1
Article 1     Laboratory System                                         1
Article 2     Transport Field Trial                                     2
Article 3     Reserved                                                  4
Article 4     Volume Deployment; Quantities and Delivery Schedules      5
Article 5     Commercial Testing; Product Discontinuation               7
Article 6     Pricing, Invoicing, Payment and Other Financial Terms     8
Article 7     Term                                                      9
Article 8     Documentation and Reports                                 9
Article 9     Delivery and Installation                                 9
Article 10    Force Majeure                                            10
Article 11    Training                                                 10
Article 12    Software License                                         11
Article 13    Software Changes                                         13
Article 14    Product Changes                                          13
Article 15    Proprietary Information                                  15
Article 16    Warranties, and Warranty Exclusions and Limitations      16
Article 17    Representations and Other Warranties                     18
Article 18    Remedies and Limitations                                 18
Article 19    Support and Other Services                               20
Article 20    Insurance                                                20
Article 21    Indemnification                                          21
Article 22    Patents, Copyright and Trade Secrets                     21
Article 23    Termination                                              22
Article 24    Dispute Resolution                                       23
Article 25    Notice and Representatives of the Parties                24
Article 26    General                                                  25
Article 27    Incorporation of Documents                               26
Article 28    Definitions                                              26
Article 29    Entire Agreement                                         29

                             PROCUREMENT AGREEMENT
                BETWEEN BROADWING COMMUNICATIONS SERVICES INC.
                            AND CORVIS CORPORATION

     THIS PROCUREMENT AGREEMENT ("Agreement"), made effective as of this 17th day of March, 2000 ("Effective Date"), by and between Broadwing Communications Services Inc., a Delaware corporation, having its principal place of business at 1122 Capital of Texas Highway South, Austin, Texas 78746-6426 (hereinafter referred to as "Customer"), and Corvis Corporation, a Delaware corporation, having its principal place of business at 7015 Albert Einstein Drive, Columbia, MD 21046-9400 (hereinafter referred to as "Corvis").

     A. Customer is a leading telecommunications service provider offering a broad range of telecommunications services requiring ever-increasing bandwidth.

     B. Corvis is a manufacturer of next-generation optical network equipment whose ultra-long transmission capacity and high channel count products coupled with its optical router create substantially greater capacity while simultaneously reducing the overall cost-per-bit to the lowest levels in the industry.

     C. Customer desires to deploy commercially, and Corvis desires to supply, Corvis equipment and software in Customer's network contingent upon such equipment and software performing in accordance with the Transport Field Trial Test Criteria, as defined below.

     NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements herein contained, the parties agree as follows:

DEFINITIONS: Defined terms and definitions are set forth in Article 28 of this Agreement.

ARTICLE 1.  LABORATORY SYSTEM.

     1.1 Equipment and Software. Corvis will sell to Customer, and Customer will purchase, the Equipment and Software identified in Attachment 1 (the "Laboratory System") for the prices set forth in such attachment.

     1.2 Payment. Customer will pay Corvis an amount equal to the total cost of the Laboratory System as specified in Attachment 1. Payment will be due within thirty (30) days after the receipt of invoice. Corvis will invoice Customer for the Laboratory System upon shipment to Customer.

     1.3 Shipment of Laboratory System. Corvis will ship to Customer the Laboratory System by the date for such delivery set forth in Attachment 1.3.

     1.4 Payment for lab system will be returned (in the form of product credits) once Customer has paid $50MM in Corvis invoices

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ARTICLE 2.  TRANSPORT FIELD TRIAL.

     2.1 Scope. Customer will conduct a field trial of the Corvis transport equipment and software by deploying Corvis Equipment and Software in the configuration set out in Attachment 2 ("Transport Field Trial") to determine whether such Equipment and Software (the "Transport Field Trial Equipment and Software") fulfill the test criteria set forth in Attachment 2 ("Transport Field Trial Test Criteria").

     2.2  Equipment and Software

          (a) Corvis will sell to Customer, and Customer will purchase, the Transport Field Trial Equipment and Software identified in Attachment 2 for the prices set forth in such attachment.

          (b) In connection with the Transport Field Trial, Corvis will provide Customer required installation services, maintenance, training, and technical support for no charge.

     2.3  Payment

          (a) Due to the high up front cost associated with the components included in the Transport Field Trial Equipment , Customer will pay Corvis, within thirty days after the Effective Date, an amount equal to one half of the total cost of the Equipment and license fees for Transport Field Trial Software to be paid by Customer to Corvis for the Transport Field Trial Equipment and Software as specified in Attachment 2.

          (b) Customer will pay the remainder of the purchase price for the Transport Field Trial Equipment and license fees for Transport Field Trial Software within five days after successful completion of the Transport Field Trial, which will be deemed to occur on the date the Transport Field Trial Equipment and Software meet the Transport Field Trial Test Criteria.

          (c) Should the Transport Field Trial not be successfully completed (as described above) within 75 days after system turn-up, either party may elect to terminate the Transport Field Trial upon written notice to the other party. In the event of such termination, Customer will promptly return the Transport Field Trial Equipment and Software to Corvis at Customer's expense. Upon such return, Corvis will repay the payments made by Customer pursuant to Section 2.3(a) within 30 days after such termination of the Transport Field Trial.

     2.4 Shipment of Transport Field Trial Equipment and Software. Corvis will ship to Customer the Transport Field Trial Equipment and Software by the date for such shipment set forth in Attachment 1.3.

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     2.5  Duration of Transport Field Trial. Customer will complete the
     Transport Field Trial as soon as practicable, but in any event not later than 60 days after delivery, installation and turn-up of the Transport Field Trial Equipment and Software. If the Transport Field Trial Equipment and Software fulfill the Transport Field Trial Test Criteria, Customer will, within 30 days thereafter, commence deployment of Corvis Transport Equipment and Software in its network pursuant to Article 4. Customer will acknowledge in writing the successful completion of the Transport Field Trial within three days after such completion.

ARTICLE 3.  RESERVED.

ARTICLE 4.  VOLUME DEPLOYMENT; QUANTITIES AND DELIVERY SCHEDULES.

     4.1 Initial Deployment. Upon successful completion of the Transport Field Trial, Customer will purchase from Corvis and deploy the Corvis Transport Equipment and Software in quantities and in configurations priced at U.S.$200,000,000.00 (the "Minimum Deployment Commitment"), U.S. $100,000,000.00 of which (the "First Year Deployment Commitment") must be ordered within 12 months after the successful completion of the Field Trial with delivery no later than 60 days after such 12 month period, in each case based on the prices and license fees set forth in Attachment 6. Customer will be offered most favored customer pricing in accordance with the terms and conditions of Attachment 6.

     4.2 (a) Quantity Forecast. By the fifth business day of each month (the month hereafter being "M"), Customer will provide to Corvis a non-binding ten-month rolling forecast (the "Rolling Forecast") of deliveries for the ten-month period commencing at the beginning of the third-month after the month in which the forecast is made the Rolling Forecast (M+3 through M+12) will show the quantity of each Product by product code which Customer anticipates it will need to be delivered during the specified month.

          (b) Initial Rolling Forecast; Capacity. Notwithstanding anything to the contrary contained herein, the parties shall discuss the initial Rolling Forecast issued under this Agreement to better anticipate Product requirements and availability.

     4.3 During the Term of this Agreement, Customer will issue Purchase Orders specifying the Products ordered, the quantities necessary, the delivery site or sites (hereinafter the "Specified Site[s]") for the Products and its proposed delivery schedule.

     4.4 All deliveries of Products will be made F.O.B. destination. Customer agrees to pay freight and insurance charges. The preceding provisions of this clause are valid for deliveries in the United States, its possessions and territories only. All deliveries outside the aforementioned areas will be mutually agreed upon on a case by case basis.

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     4.5  Customer will have the right to alter the destination site at least ten (10) days prior to Corvis' scheduled shipment date for Products, without cost or expense to Customer, by timely transmitting Notice to Corvis of the new Specified Site(s).

     4.6 Corvis will execute and deliver to Customer an order acknowledgment within seven days after Corvis' receipt of each Purchase Order or, if Corvis cannot meet the proposed delivery times, the parties shall mutually agree to appropriate delivery times. If Corvis and Customer cannot agree upon delivery times, Corvis shall have the right to reject a Purchase Order. Product order lead times shall be 12 weeks unless otherwise specified by Corvis.

     4.7 Customer will purchase on-site installation spares parts and components of the Equipment ("Spares Kits" or "Kits") reasonably designated by Corvis and agreed upon by Corvis and Customer from time to time as the quantity necessary to enable Corvis to provide the warranty and support services required by this Agreement. The quantity and locations of the Kits may change with installation requirements and changes in the topology of Customer's network.

     4.8 Corvis agrees that, by [*], the Corvis optical amplifier will be capable of, or [*] to (with [*]), a [*] of [*].

     4.9 Corvis agrees, by [*], to make available an [*] for the Corvis optical network gateway.

ARTICLE 5.  CUSTOMER TESTING; PRODUCT DISCONTINUATION.

     5.1 Customer will have 30 days after receipt of Product at its location to perform any acceptance testing that Customer wishes to perform to confirm that the Product complies with its applicable Technical Requirements. Unless Customer notifies Corvis within that 30 day period of any defects in such Product, Customer will be deemed to have accepted the Product. Customer's inspection or failure to inspect and/or its acceptance of any Product will not relieve Corvis of its warranty obligations in respect of such Product.

     5.2 Corvis will notify Customer promptly upon learning of any material defects in any of the Products.

     5.3 (a) Corvis will support all Licensed Software and Equipment for its expected useful life, as set forth in Attachment 5.3 ("Product Life"), subject to the support limitations for Licensed Software contained in Attachment 19.

          (b) If Corvis discontinues manufacture and/or support of the Equipment, Corvis will at Customer's request, to the extent of Corvis' legal rights to do so, without obligation or charge to Customer deliver to Customer all of the technical information owned and possessed by Corvis relating to the manufacture and/or support of the Equipment, in the form being used in Corvis' factories in its day-to-day operations of manufacture, or arrange for the replacement and repair spare parts for the Equipment to Customer's reasonable satisfaction. Customer may use such technical information only to manufacture, have manufactured, obtain such spare parts from other sources in connection with the Equipment and System Software obtained from Corvis and owned and operated or licensed by Customer. Title to Corvis' technical information and intellectual property rights will remain with Corvis.

ARTICLE 6.  PRICING, INVOICING, PAYMENT AND OTHER FINANCIAL TERMS.

     6.1 Prices for Products are set forth in Attachment 6. In addition, Customer will pay the right to use fee (the "Right to Use Fee") for the Equipment and/or Software and intellectual property associated with Corvis Equipment as specified in Attachment 6.

     6.2 The prices in this Agreement do not include any federal, state or local sales, use, excise or similar taxes, however designated, which may be levied or assessed on the Products or Services provided hereunder, and any personal property taxes levied or assessed on Products which has been delivered but as to which title has not passed to Customer. With respect to such taxes, Customer will either furnish Corvis with an appropriate exemption certificate applicable thereto, or pay to Corvis, such amounts as Corvis may by law be required to collect or pay.

     6.3  Payment terms are set forth as follows:

          (a) Customer will remit payment to Corvis for invoiced amounts within thirty (30) days after the receipt of the invoice, which will be issued upon shipment of the Product or completion of Services, as applicable. Charges for Services and Equipment will be invoiced and paid separately by Customer.

          (b) Customer will not be required to pay for Products or Services which are rightfully rejected.

     6.4 In the event Corvis fails to receive payment from Customer as required herein, Customer will have fifteen (15) calendar days to cure such non-payment after its notice of non-payment from Corvis. Payments provided for in this Agreement, when overdue, will bear interest at a rate per month equal to 1.5 % for the time period from and including the due date until payment is received by Corvis.

     6.5  Invoicing instructions will be as follows:

     Original Invoice Sent To:

     Broadwing Communication Services
     Attn: Accounts Payable
     1122 Capital of Texas Highway South
     Austin, Texas 78746

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ARTICLE 7.  TERM.

     Subject to the terms and conditions of this Agreement, the initial term of this Agreement will be two (2) years from the successful completion of the Transport Field Trial ("Initial Term"). This Agreement will be automatically renewed for successive one-year terms (without any Minimum Deployment Commitment pursuant to Section 4.1 unless otherwise agreed by the parties) unless either party gives notice of non-renewal at least 90 days before the expiration of the Initial Term or any renewal term. The Initial Term in combination with any extensions is also referred to in this Agreement as the "Term".

ARTICLE 8.  DOCUMENTATION AND REPORTS.

     Corvis will provide to Customer, one electronic copy of the Documentation necessary to operate and maintain the Products provided hereunder for each Specified Site at which such Product is installed. Corvis will provide Customer with (a) updates to the Documentation, as such updates are made generally available, and (b) new and/or revised data incorporating any changes to the Products which affect form, fit, or function, in each case at no additional charge to Customer. Such Documentation may be reproduced by Customer for its internal use, provided that any copyright notice of such Documentation is copied as well. Soft copies of such Documentation will be available upon Customer's request. Such Documentation will be used solely for Customer's internal use only on a need-to-know and need-to-use basis.


ARTICLE 9.  DELIVERY AND  INSTALLATION.

     9.1 Corvis will mark each shipment to Customer with Corvis name, the Purchase Order number, and the identity and quantity of Product. Final destination, interim staging area or any special shipping instructions and any applicable charge will be specified on each Purchase Order.

     9.2 Corvis will perform installation services for the Products at Corvis' then standard rates for such services and on terms and conditions agreed by the parties.

ARTICLE 10. FORCE MAJEURE

     10.1 Except as otherwise provided herein, neither Corvis nor Customer will be liable to the other for any delay in performing in accordance with this Agreement if such delay arises out of an Act of God including fire, flood, earthquake, explosion, casualty, or accident, or out of war, riot, civil commotion, labor dispute, the requirement of any governmental

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     agency or instrumentality, industry-wide shortages of raw materials or transportation facilities, or any other cause beyond the control of the party claiming force majeure.

     10.2 The party asserting that an event of force majeure has occurred will send the other party prompt notice thereof setting forth a description of the event of force majeure, an estimate of its effect upon the party's ability to perform its obligations under this Agreement and the duration or expected duration thereof.

     10.3 The party asserting that an event of force majeure has occurred will be excused, on a day-to-day basis, from the performance of its obligations under this Agreement to the extent prevented or delayed by such event (and the other party likewise will be excused, on a day-to-day basis, from the performance of its obligations under this Agreement to the extent such party's obligations related to the obligations are so prevented or delayed); provided, however, that the party asserting the occurrence of a force majeure event will use diligent efforts to avoid or remove such force majeure event.

ARTICLE 11.  TRAINING.

     11.1 Corvis will provide, upon Customer's request and at the time or times required by Customer during the Term of this Agreement, training classes and training materials for Customer personnel. Training will take place at the Corvis facilities in Columbia, MD. The training programs necessary for full installation, operation and maintenance of the Corvis Products are summarized in Attachment 11.1, which shall be subject to change by Corvis from time to time to reflect updates to the training methodology and courses. Such training will be kept current to encompass the latest Licensed Software and Equipment, or any other Software revision level and/or Equipment revision level directed by Customer. Subject to the foregoing, course content and material will be designed and agreed to by mutual consent. Customer will have the right to copy Corvis' training materials for its internal use provided that any copyright notice included in such material is copied as well. Courses will be limited to a maximum of ten (10) attendees in each course session. Corvis will provide at no additional charge a total of 30 seats in the aggregate to Corvis training programs that will train attendees in the installation, testing or operation of Corvis Equipment. Such training programs will be offered commencing upon the initial commercial deployment by Customer of the Corvis equipment. Corvis will implement commencing in Q1 2001 training and certification programs and will certify that participants in such training courses received information sufficient for installation, testing or operation of Corvis Equipment and Corvis will provide that the 30 individuals utilizing the 30 seats provided by Corvis as set out above are provided training sufficient to certify them. Such certification shall not make Corvis liable for any negligence of or damage caused by such certified individuals. Subsequent training programs will be charged at a rate of U.S.$350 per person-day of training. In all cases, Customer is obligated to pay for all travel and lodging of Customer personnel. All training will be conducted at Corvis' Maryland location, or such other locations as may be mutually agreed upon by the parties.

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     11.2  Corvis will certify attendees upon successful completion of the course. Such course content and materials may be tailored or customized by Customer for its internal use only.

ARTICLE 12.  SOFTWARE LICENSE.

     12.1 Subject to payment of any and all applicable license fees set out in Attachment 6, Corvis grants to Customer a perpetual (subject to termination pursuant to the terms of this Agreement), personal, nontransferable (except as provided in this Agreement), and nonexclusive license (or, with respect to the Third Party Software, a sublicense) to use the Software and its related Documentation provided pursuant to the terms of this Agreement. Use of the Software is restricted to the specified number of Network Elements or the designated equipment, as applicable ("Designated Equipment") set forth on Customer's Purchase Order(s). If a Designated Equipment becomes inoperative, Customer will have the right to use the Software on comparable backup equipment until such Designated Equipment is restored to operable status. No Software license fee shall be payable to Corvis with respect to spares. The license grants Customer no right to and Customer will not sublicense such Software, or modify, decompile, or disassemble Software furnished as object code to generate corresponding Source Code. Customer and its customers will be entitled to modify only the user-controlled features of the Software as provided for in the related Documentation. With respect to any Third Party Software, in addition to the terms and conditions herein, Customer will abide by the applicable terms and conditions for such Third Party Software. Attachment 12.1 lists the Third Party Software licenses that are applicable as of the date of this Agreement.

     12.2 The CEM Software provided for use on Sun Workstations may only be used on such workstation if such Software is the only software running on such workstation and access to such workstation is password protected.

     12.3 All Software (whether or not part of firmware) and its related documentation furnished by Corvis, and all copies thereof made by Customer, including translations, compilations, and partial copies, are and will remain the exclusive property of Corvis and its licensors. Customer will hold such Software and related documentation in strict confidence, and will not, without Corvis' prior written consent, disclose, provide, provide access to, or otherwise make available, in whole or in part, any Software or related documentation including any description of the Corvis Management Information Base (MIB) sections of the Software to anyone, except to its employees, and those agents and subcontractors that are not competitors of Corvis having a need-to-know for purposes of operating or maintaining the related Product, and except to its customers to the extent necessary to permit them to utilize customer-controlled features in accordance with the applicable Documentation. Such availability shall be limited to only those portions of the Software and its related documentation for which there is a need-to-know for purposes of operating or maintaining the related Product. All persons to whom the Software and relative documentation is made available shall have agreed in writing to obligations of confidentiality at least as protective as those set forth herein. Customer shall maintain an accurate and complete list of all persons having access to the Software and its related documentation and shall maintain a log of persons accessing the Software and its related

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     documentation and the nature of the access, e.g., edit, view, copy, etc.
     Customer shall provide Corvis with prompt written notice of any unauthorized use of the Software and its related documentation and fully cooperate with Corvis in enforcing Corvis' proprietary rights in the Software and its related documentation.

     Customer shall not, and shall not permit any other person to copy, duplicate, modify, alter, enhance, revise, summarize, or prepare derivative works from any portion of the MIB sections of the Software. Customer will not copy Software embodied in firmware. Customer will not make any copies of any other Software or related documentation except as necessary for maintaining archival copies in accordance with Customer's customary practices. Such archival copies shall be stored in a locked and secured container. Customer will reproduce and include any Corvis copyright and proprietary notice on all such necessary copies of the Software and its related documentation. Customer will take appropriate action, by instruction, agreement, or otherwise, with the persons permitted access to the Software and related documentation to enable Customer to satisfy its obligations under this Agreement. When the Software and related documentation are no longer needed by Customer, or if Customer's license is canceled or terminated, Customer will return all copies of such Software and related documentation to Corvis or follow written disposition instructions provided by Corvis.

     12.4 Subject to Corvis' approval which will not be unreasonably withheld, Customer may transfer its right-to-use Software furnished under this Agreement without the payment of an additional right-to-use fee by third party transferee, except for additional fees which would have been applicable to Customer with respect to usage sensitive factors (e.g., feature pricing based on activation level). Such transfer can be made to another end user for their own internal use, but not to any competitor of Corvis and only under the following conditions:

           (a) Such Software will be used only within the United States and such other countries for which such Software may be licensed from time to time under the terms of this Agreement.

           (b) The right to use such Software may be transferred only together with the Designated Equipment with which Customer has a right to use such Software, as long as such transfer of the Designated Equipment is permitted pursuant to Section 15.3, and such right to use the Software will continue to be limited to use with such Designated Equipment;

           (c) Before any such Software will be transferred, Customer will notify Corvis in writing of such intended transfer and the transferee will have agreed in writing (a copy of which will be provided to Corvis before such transfer) to the terms of this Agreement and any amendments thereto.

     12.5 Subject to Section 12.2, upon advance written notice to Corvis, Customer may physically transfer Software or optional feature packages, for which Customer has the right to use, from one Customer-owned workstation computer and relocate them to another Customer-owned workstation computer, provided that (a) the Product from which the

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     Software has been transferred will cease to be Designated Equipment for such transferred Software and the workstation to which the Software has been transferred will thereafter be deemed to be the Designated Equipment, and (b) the Software delivered by Corvis pursuant to a Purchase Order will not be resident at any time on more than the total number of items of Designated Equipment for such Software set forth on the applicable Purchase Order. Customer will not be required to pay additional right-to-use fees as a result of such relocation, except for additional fees which would have been applicable to Customer with respect to usage sensitive factors.

     12.6 Provided that Customer has proceeded with volume deployment pursuant to Section 4, Corvis and Customer will enter into an escrow agreement, in the form set forth in Attachment 12.6 and acceptable to both parties ("Escrow Agreement"). The escrow agent for the Escrow Agreement will be Fort Knox Escrow Services, Inc. or another escrow agent acceptable to both parties. Corvis will bear the cost of providing Corvis' Source Code to the Escrow Agent. Customer will pay the Escrow Agent's charges, including any costs associated with testing the Source Code in Escrow or with release of such Source Code. Upon execution of the Escrow Agreement by both parties, Corvis will place in escrow the source code version of the Software (excluding Third Party Software). Thereafter, Corvis will supplement the materials in escrow to include upgrades and new releases of the Software (excluding Third Party Software) then in use by Customer. The Escrow Agreement will provide for the availability of the materials in escrow, subject to the terms and conditions of the Escrow Agreement.

ARTICLE 13.  SOFTWARE CHANGES.

     13.1 Corvis will furnish to Customer preliminary planning information and documentation for new releases of the Software. Such information will be provided at no charge to Customer. New generally available releases of the Software may be licensed by Customer at Corvis' then-current standard license fees, except to the extent such releases are included in the Maintenance and Support Services then in effect pursuant to the terms of this Agreement.

     13.2 Software licensed to Customer under this Agreement may contain supplemental optional features or enhancements that are separately priced. Customer agrees not to activate such optional feature or enhancements without written authorization from Corvis and Customer's payment of the appropriate license fees. If, in spite of Customer's best efforts to comply with this restriction, such features are activated, Customer agrees to so notify Corvis promptly and to pay Corvis the license fees for the activated features as well as the reasonable cost of money not exceeding the prime rate of interest for the period in which such features were activated. Corvis will have the right to audit Customer's usage of Corvis Equipment and Software to assure compliance with the terms of this Agreement.

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ARTICLE 14.  PRODUCT CHANGES.

     14.1 Prior to shipment, Corvis may at any time make changes in Products or modify the drawings and specifications relating thereto or substitute Products of later design, provided the changes, modifications or substitutions under normal and proper use do not impact upon form, fit or function of the ordered Equipment or materially adversely affect the use, function, or performance of the ordered Software, as provided in the Technical Requirements. Unless otherwise agreed, such Software substitution will not result in any additional charges to Customer with respect to licenses for which Corvis has quoted fees to Customer. With respect to changes, modifications, and substitutions which affect the form, fit, function, use or performance of an ordered Product, Corvis will notify Customer in writing 90 days prior to their effective dates. In the event any such change is not desired by Customer, Customer will notify Corvis within 30 days from the date of notice and Corvis will not furnish any such changed Products to Customer on any orders in process at the time Corvis is so notified. In no event will Corvis change the form, fit, function, use or performance of any Product if such change causes the Product not to conform to the Technical Requirements, except to the extent such change conforms to changes in network telecommunications standards generally accepted in the industry.

           Corvis may discontinue any Product or Software version if Corvis gives Customer at least one year's notice thereof. In such event, Corvis will provide Customer with a suggested product replacement at the same time for the remainder of the term of this Agreement. Customer will have the right to substitute the replacement product for the Product under this Agreement, at a price to be negotiated by the parties. If Customer elects not to use the suggested replacement product, Corvis will offer Customer a one-year period beginning the day of the notice of discontinuance within which Customer can place orders for the discontinued Product. Customer may give a last order ("One Time Buy Order") immediately prior to the end of the six-month period. The One Time Buy Order is non-cancelable, non-reschedulable and non-returnable; except as otherwise provided in this Agreement. Products ordered with the One Time Buy Order will be delivered to Customer as requested by Customer but no later than one year after the notice of discontinuance.

     14.2  Class Changes.

           (a) After Corvis Equipment has been shipped to Customer, if Corvis issues a Class A Change or Class B Change, or where modification to correct an error in Documentation is to be introduced, Corvis will promptly notify Customer of such change through Corvis' designated notification procedure ("Change Notification"). Corvis will promptly provide, or cause the respective manufacturer to provide, to Customer any changes comparable to Class A and Class B Changes to the extent they are made available by manufacturers with respect to Vendor Items sold to Customer by Corvis; it being understood that the respective manufacturers of the Vendor Items may not provide such changes for the same period of time for which Corvis is obligated to provide Class A and Class B changes.

           (b) Corvis will, at its expense, furnish the parts and documentation necessary for

           Customer to implement such Class A Change if it is issued within the Product Life for the applicable Product.

           (c) In any of the instances above, if Corvis determines that the Equipment or part thereof subject to such change is readily returnable (e.g. plug-in items), Customer, at its expense, will remove and will return such Equipment or part to Corvis' facility and Corvis, at its expense, will implement such change at its facility and return such changed Equipment or part to Customer's designated location. Reinstallation will be performed by Customer at its expense.

           (d) Corvis' undertaking under this Section 14 with respect to Vendor Items is limited to the extent changes comparable to Class A Changes are provided by the respective manufacturers of Vendor Items.

           (e) If Customer does not make or permit Corvis to make a Class A Change Notification within one (1) year after the date of the related Change Notification, or a Class B Change within two (2) years after the date of the related Change Notification, subsequent changes, repairs, or replacements affected by the failure to make such change may, at Corvis' option, be billed to Customer whether or not such subsequent change, repair, or replacement is covered under warranty.

           (f) If Corvis or any applicable manufacturer of a Vendor Item issues a Class B Change (or comparable change in the case of such manufacturer) after Equipment has been shipped to Customer, Corvis will promptly notify Customer of such change if it is being generally offered to Corvis' customers. When a Class B Change is requested by Customer, billing will be at Corvis' applicable prices or the respective manufacturer's then current prices to Corvis, as the case may be. Notwithstanding the above, there will be no charge for any Class B Change (or, in the case of a Vendor Item, a comparable change) if such change is included in the Maintenance or Support Services then in effect pursuant to the terms of this Agreement.

     14.3 Corvis reserves the right to discontinue any product that is a Product under this Agreement if Customer has not ordered any of that Product for two consecutive years. Corvis will provide a minimum of 90 days' prior notice for Products being discontinued.

     14.4 Corvis reserves the right to develop, manufacture and market Products incorporating new features, functionality, or performance characteristics identified as a result of its relationship with Customer. Customer acknowledges that such Products will be the sole and exclusive property of Corvis.

ARTICLE 15.  PROPRIETARY INFORMATION.

     15.1 Each party acknowledges the other party's ownership of trade secrets, proprietary or confidential information, including but not limited to products, planned products, services or planned services, the identity of or information concerning customers or prospective customers, data, financial information, computer software, processes, methods, knowledge, inventions, ideas, marketing promotions, discoveries, current or planned activities, research development or other information relating to the other party's business activities or operations and those of its customers or subcontractors, as well as the pricing and other terms and conditions of this Agreement (collectively referred to hereinafter as the "Proprietary Information").

     15.2 (a) This Agreement creates a confidential relationship between Customer and the Corvis and, in the course of, negotiating or performing this Agreement, including providing Products pursuant to this Agreement, the disclosing party may disclose Proprietary Information to the receiving party. The receiving party will keep Proprietary Information confidential and, except as directed or authorized in writing, will use Proprietary Information only to provide the Products and services pursuant to this Agreement and will not disclose to any person or entity, directly or indirectly, in whole or in part, any Proprietary Information, information prepared from Proprietary Information, or information that comes into possession by reason of services hereunder. Dissemination of Proprietary Information will be limited to the personnel within the receiving party's organization with a need to know and solely for the purpose of the performance of duties hereunder. Upon cessation of work hereunder, the receiving party will return or destroy and certify to the disclosing party such destruction of all documents, papers and other materials in its control that contain or relate to Proprietary Information. To the extent practicable all proprietary information disclosed to the receiving party will be promptly identified as such by the disclosing party in writing.

           (b) The receiving party will protect the Proprietary Information from unauthorized use or disclosure by exercising the same degree of care that it uses with respect to information of its own of a similar nature, but in no event less than reasonable care.

     15.3 Customer acknowledges and agrees that the Products constitute and embody the valuable trade secrets and intellectual property of Corvis developed at great expense to Corvis. Customer may not sell, assign or otherwise transfer any of the Products to a third party other than a telecommunications carrier for its own internal use in providing telecommunication services, without the prior written consent of Corvis, which consent will not be unreasonably withheld. Customer agrees that it would be reasonable for Corvis to withhold its consent to any such sale, assignment or transfer of any Product to a company involved in the development, marketing, distribution or sale of any products that are competitive with the Products.

     15.4 Notwithstanding anything to the contrary contained herein, no information will be deemed Proprietary Information if the party receiving such information hereunder or any of its Affiliates ("Receiving Party") can demonstrate that such information: (a) is generally known to the public on the date of disclosure of same or becomes generally known to the public after such date through no breach of this Agreement or any other obligation of confidentiality; (b) was known by the Receiving Party without any obligation to hold it in confidence at the time of disclosure; (c) is received by the Receiving Party after the date of disclosure by the other party or any of its affiliates ("Disclosing Party") from a third party without breach of any obligation of confidentiality and without any obligation of confidentiality binding upon the Receiving Party;
     (d) is independently developed by the Receiving Party after the date of disclosure by employees without access to Proprietary Information of the Disclosing Party; (e) is approved for release by written authorization of the Disclosing Party, but only to the extent of and subject to such conditions as may be imposed in such written authorization; (f) is required by law, rule or regulation, including requirements of the applicable securities exchanges, to be disclosed, but only to the extent and for the purposes of such required disclosure and subject to Section 15.5; or (g) is disclosed in response to a valid order of a court or other governmental body, but only to the extent of and for the purposes of such order and subject to Section 15.5.

     15.5 If a Receiving Party is or may be required by law or court order to disclose any Proprietary Information of a Disclosing Party, such Receiving
     Party: (a) will provide to such Disclosing Party immediate notice of such possible disclosure; and (b) will permit such Disclosing Party, at its expense, to take all reasonable actions to eliminate such requirement of such disclosure, to limit the scope of same and to obtain protective orders to protect the confidentiality of such Proprietary Information, including, without limitation, filing motions and otherwise making appearances before the court.

     15.6 The provisions of this Article 15 will survive any termination or expiration of this Agreement.

ARTICLE 16.  WARRANTIES, AND WARRANTY EXCLUSIONS AND LIMITATIONS.

     16.1 Corvis warrants, to Customer only, that (i) for the applicable warranty period set forth in Attachment 16.1 ("Warranty Period") and subject to the support limitations set forth in Attachment 19, the Corvis Equipment and Software (as applicable) will be free from defects in material and workmanship, will conform in all material respects to its Technical Requirements, (ii) upon delivery, the Equipment will be free from all liens and encumbrances, and (iii) Corvis' Services will be performed in a workmanlike manner and in accordance with good usage and accepted practices in the community in which services are provided. With respect to any Third Party Software or any Equipment furnished by Corvis but neither manufactured by Corvis nor purchased by Corvis pursuant to its procurement specifications (e.g., items such as personal computers and products offered as accessories to the Corvis Products) ("Vendor Items"), Corvis does hereby assign to Customer the warranties given to Corvis by its vendor(s) of such Vendor Items to the fullest extent permitted by such warranties.

     16.2 With respect to Products repaired or replaced during the applicable Warranty Period, Corvis warrants, for a period equal to the greater of (i) the remaining unexpired portion of such Warranty Period, or (ii) 30 days from the date the repair is effected, in the case of Products repaired at the installation site, and from the date a replacement is shipped to Customer, in the case of defective Products that are replaced, that such Products will satisfy and perform in accordance with the warranty set forth in clause (i) in Section 16.1, throughout such time period.

     16.3 Corvis will continue to make available for purchase by Customer repair parts for Corvis' Products furnished pursuant to this Agreement so long as Corvis is manufacturing or stocking such equipment or repair parts, but in no event less than the Product Life for the Product.

     16.4 Corvis may use either new or remanufactured, reconditioned or refurbished Equipment or parts if in like-new condition, or functionally equivalent Equipment or parts (at equivalent or comparable prices) in the furnishing of repairs or replacements under this Agreement. Corvis will have appropriate safeguards and systems in place to assure that parts previously determined to be defective are not reused unless they have been proven to be in compliance with applicable specifications.

     16.5 Corvis warrants that it has good marketable title to the Equipment, that it has the full power and authority to grant the license granted Customer under this Agreement with respect to the Licensed Software, and to Corvis' knowledge, neither the license to nor use by Customer of the Licensed Software or Equipment, as permitted under this Agreement, will constitute an infringement or other violation of any copyright, patent, trade secret, trademark, non-disclosure, or any other intellectual property right of any third party.

     16.6 THE FOREGOING WARRANTIES IN THIS ARTICLE 16 ARE THE EXCLUSIVE WARRANTIES WITH RESPECT TO ANY OF THE PRODUCTS OR SERVICES PROVIDED HEREUNDER, AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER'S SOLE AND EXCLUSIVE REMEDY WILL BE CORVIS' OBLIGATION TO REPAIR OR REPLACE OR, SUBJECT TO THE CONDITIONS STATED IN THIS ARTICLE 16 AND IN ARTICLE 18, TO CREDIT OR REFUND AS SET FORTH SECTION 18.1.

     16.7 In the event that Customer (i) makes any unauthorized modifications to the Equipment or Software, or (ii) uses the Equipment or Software in the core optical network in connection with any other equipment or software not approved by Corvis, the Equipment and Software warranty will be voided with respect to the Equipment or Software modified or used with unapproved equipment or software. Corvis and Customer agree to cooperate to plan the configuration of Customer's network to optimize its efficiency.

     16.8 Corvis makes no warranty with respect to defective conditions or non-conformities resulting from the following: Customer (including third parties contracted by Customer) modifications, misuse, neglect, accident or abuse; improper wiring, repairing, splicing, alteration, installation, storage or maintenance by Customer (or third parties contracted by Customer); use in a manner not in accordance with the applicable specifications, or operating instructions or failure of Customer to apply previously applicable Corvis' modifications or corrections. In addition, Corvis makes no warranty with respect to Products which have had their serial numbers or month and year of manufacture removed, altered and with respect to expendable items. Corvis makes no warranty with respect to defects related to Customer's database errors. Moreover, no warranty is made that Software will run uninterrupted or error free.

     16.9 Customer agrees not to use any third party equipment or software in connection with the Corvis Equipment and Software other than to the [*] interfaces of the Corvis [*] and [*] modules, the [*] and order wire interfaces, or to the network management interfaces provided on the Corvis Equipment and Software. Customer shall pay Corvis a right to use annual license fee equal to 25% of the current price of the Corvis products equivalent to any third party equipment or software used in connection with Corvis Equipment and Software other than in a manner set forth above. Customer represents and warrants that the Products are being acquired hereunder for Customer's internal use and not for resale to any third party.

ARTICLE 17.  REPRESENTATIONS AND OTHER WARRANTIES.

     17.1 Each party represents and warrants that it is duly organized, existing and in good standing under the laws of its State of organization, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the failure to so qualify would have a materially adverse impact upon its business and assets.

     17.2 Each party represents and warrants that it has the corporate power and requisite authority to execute, deliver and perform this Agreement, any Escrow Agreement entered into pursuant to this Agreement, and all Purchase Orders to be executed pursuant to or in connection with this Agreement, and that it is duly authorized to, and has taken all corporate action necessary to authorize, the execution, delivery and performance of this Agreement and such other agreements and documents.

     17.3 Each party represents and warrants that neither the execution and delivery of this Agreement and the agreements or documents stated in
     Section 17.2 above executed by it pursuant to or in connection with this Agreement, nor the consummation of any of the transactions herein or therein contemplated, nor compliance by it with the terms and provisions hereof or with the terms and provisions thereof will (i) contravene or materially conflict with any provision of applicable law to which it is subject or any judgment, license, order or permit applicable to it, or any indenture, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or its property may be bound, or to which it or its property may be subject, (ii) violate any provision of its articles of incorporation or bylaws or partnership agreement, if any or
     (iii) require the consent or approval of, the giving of notice to, or the registration, recording or filing of any document with, or the taking of any other action in respect of, any person, entity or governmental agency.

     17.4 Each party represents and warrants that this Agreement and the agreements or documents stated in Section 17.2 above executed by it pursuant to or in connection with this Agreement will constitute when executed in full the legal, valid and binding obligations of said party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws affecting the enforcement of creditors rights generally and to general principles of equity.

ARTICLE 18.  REMEDIES AND LIMITATIONS.

     18.1 If, under normal and proper use (i.e., as approved by Corvis or as provided in the applicable Technical Requirements) any Product fails to conform to the warranty specified in Article 16 during the applicable Warranty Period, Corvis will promptly repair or replace, at its option and expense, all such defective or nonconforming Product so as to cause it to satisfy, and perform in accordance with, its applicable Technical Requirements. If Corvis cannot repair or replace such Product, it will provide a refund or credit for the original purchase price or license fee paid by Customer for such Product. If Corvis' installation services prove not to be performed as warranted, within a six (6) month period commencing on the date of Acceptance of the Services, Corvis, at its option, either will correct the defect or non-conforming Services or render a full or pro-rated refund or credit based on the original charges for the Services. No Product will be accepted for repair or replacement without the written authorization of and in accordance with reasonable instructions of Corvis. Removal and reinstallation expenses as well as transportation expenses associated with returning such Product to Corvis for readily returnable Products (e.g., plug-in items) will be borne by Corvis only if Corvis performed improper installation services necessitating such removal and reinstallation. Corvis will pay the costs of transportation of the repaired or replaced Product to the destination designated by Customer. In repairing or replacing any Equipment or Software medium under this warranty, Corvis may use either new Products or parts or remanufactured, reconditioned or refurbished Products or parts if in like-new condition or functionally equivalent Products or parts. Replaced Products or parts will be retained by Corvis and become Corvis' property. Replacement Products or parts become the property of Customer.

     18.2 In the event Customer returns Products for repair that are not defective, Corvis may require that Customer pay with respect to any subsequently returned Products which prove not to be defective a fee which reflects Corvis' cost of handling, inspecting and testing and, if applicable, travel and related expenses by Corvis' employees.

     18.3 The parties acknowledge that disclosure of any Proprietary Information other than as allowed by Articles 12 or 15 may give rise to irreparable injury and may be inadequately compensable in monetary damages and therefore the non-disclosing party will be entitled to seek and to obtain injunctive or other equitable relief against the breach or threatened breach of the obligations of said Articles 12 or 15, in addition to any other remedies which may be available.

     18.4 The remedies available to either party under this Agreement are cumulative. The exercise of any one remedy will not be deemed an election of such remedy to the exclusion of other remedies; and the rights and remedies of the parties as set forth in this Agreement are not exclusive and are in addition to any other rights and remedies available to it at law or in equity.

     18.5 EXCEPT FOR CORVIS' INDEMNITY OBLIGATIONS SET FORTH IN ARTICLES 21 AND 22, ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, (I) THE MAXIMUM AGGREGATE AMOUNT THAT CUSTOMER WILL BE PERMITTED TO RECOVER BECAUSE OF A DEFECTIVE PRODUCT OR DEFICIENT SERVICE WILL NOT EXCEED THE NET PRICE OF SUCH PRODUCT OR SERVICE INVOICED TO CUSTOMER, AND (II) CORVIS' LIABILITY TO CUSTOMER UNDER THIS AGREEMENT OR IN CONNECTION WITH ANY OTHER MATTERS WILL NOT EXCEED IN THE AGGREGATE NET PRICE PAID TO CORVIS UNDER THIS AGREEMENT DURING THE TWELVE-MONTH PERIOD PRECEDING THE EVENT GIVING RISE TO SUCH LIABILITY.

     18.6 NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, CORVIS AND ITS AFFILIATES, AND THEIR DIRECTORS, EMPLOYEES AND AGENTS WILL NOT BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, REVENUES OR SAVINGS ARISING OUT OF THIS AGREEMENT, OR THE USE OR PERFORMANCE OF ANY PRODUCT OR SERVICES, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT, INCLUDING NEGLIGENCE, INDEMNITY OR STRICT LIABILITY. THIS PARAGRAPH WILL SURVIVE FAILURE OF AN EXCLUSIVE OR LIMITED REMEDY. THE FOREGOING WILL NOT BE DEEMED TO LIMIT CORVIS' INDEMNITY OBLIGATIONS UNDER SECTION 22.

     18.7 ANY ACTION OR PROCEEDING BY EITHER PARTY UNDER THIS AGREEMENT MUST BE BROUGHT WITHIN FORTY-EIGHT (48) MONTHS AFTER THE DATE SUCH PARTY KNOWS OR SHOULD HAVE KNOWN THAT SUCH CAUSE OF ACTION HAS ACCRUED.

ARTICLE 19.  SUPPORT AND OTHER SERVICES.

     19.1 Customer will purchase the maintenance and support services ("Maintenance and Support Services") identified in Attachment 19 for the Products. Customer may purchase additional maintenance and support services at Corvis prevailing time and materials rates, upon mutually agreeable terms.

ARTICLE 20.  INSURANCE.

     20.1 Corvis will procure and maintain, during the Term of this Agreement insurance in not less than the following amounts:

            (a) Worker's Compensation insurance in accordance with the provisions of the applicable Workers' Compensation or similar law of the state with jurisdiction applicable to Corvis' personnel.

            (b) Commercial General Liability, including Contractual Liability insurance with a coverage limit of not less than five million dollars ($5,000,000) combined single limit per occurrence for bodily injury or property damage liability

            (c) If the use of any automobile is required by the Corvis or any third party acting on behalf of Corvis in the performance of this Agreement, Corvis will also obtain and maintain business auto liability insurance for the operation of all owned, non-owned and hired automobiles with a coverage limit of not less than one million dollars ($1,000,000) combined single limit per accident for bodily injury or property damage liability.

     20.2 Corvis will deliver to Customer certificates of insurance satisfactory in form and content to Customer evidencing that all of the insurance required by this Agreement is in force, and that no policy may be canceled or materially altered without first giving Customer at least thirty (30) days prior written notice.

ARTICLE 21.  INDEMNIFICATION.

     21.1 Corvis will be responsible for and agree to indemnify and hold harmless Customer from and against all losses, liabilities, demands, claims, actions, proceedings, suits and damages (including reasonable legal fees) for injury to persons or damage to tangible property to the extent it results directly from the intentional or negligent acts or omissions, or strict liability, of Corvis, its officers, agents, employees, or contractors.

     21.2 Customer will be responsible for and agrees to indemnify and hold harmless Corvis from and against all losses, liabilities, demands, claims, actions, proceedings, suits and damages (including reasonable legal fees) for injury, including death, to persons or damage to tangible property to the extent it results directly from the intentional or negligent acts or omissions, or strict liability, of Customer, its officers, agents, employees or contractors.

     21.3 With respect to each of Sections 21.1 and 21.2 above, the indemnified party will give the indemnifying party prompt written notice of all such claims, actions, proceedings or suits and the indemnifying party will have the sole defense thereof, including appeals, and the sole right to settle the same; provided, however, that the indemnifying party will not agree to any settlement which imposes liability or obligation on the indemnified for which the indemnified party is not fully indemnified without first obtaining the indemnified party's consent. The indemnified party will, upon the indemnifying party's request and at the indemnifying party's expense, furnish all relevant information available to the indemnifying party and cooperate and assist the indemnifying party in every reasonable way to facilitate the defense and/or settlement of any such claim, action, proceeding or suit.

ARTICLE 22.  PATENT, COPYRIGHT AND TRADE SECRET.

     22.1. In the event of any claim, action, proceeding or suit by a third party against Customer alleging an infringement of any patent, copyright, or trademark, or a violation or misappropriation of any trade secret or other proprietary rights by reason of the purchase, license or use, in accordance with Corvis' specifications, of any Product (other than Third Party Software) furnished by Corvis to Customer under this Agreement, Corvis, at its expense, will defend Customer, subject to the conditions and exceptions stated below. Corvis will reimburse Customer for any reasonable cost, expense or attorneys' fees, which Customer is required to incur cooperating with Corvis at Corvis' request in the defense or settlement of such action. Corvis will indemnify Customer against any liability assessed against Customer by final judgment on account of such action, proceeding or suit. The foregoing indemnity with respect to patent, trademark and copyright infringement arising from Products sold or licensed for use in the United States or another designated country is limited to the patents, trademarks, and copyrights enforced under the laws of the United States or such other designated country, as applicable.

     22.2. Corvis' obligation to indemnify Customer pursuant to this Article 22 is contingent upon (i) Customer giving Corvis prompt written notice of all such claims, actions, proceedings or suits alleging infringement or violation, (ii) Customer tendering to Corvis full and complete authority to assume the sole defense thereof, including appeals, and the sole right to settle same, and (iii) Customer furnishing to Corvis all relevant information available to Customer and cooperating with and assisting Corvis in every reasonable way to facilitate the defense and/or settlement of any such claim, action, proceeding or suit.

     22.3. If Customer's use is enjoined or in Corvis' opinion is likely to be enjoined, Corvis will, at its expense and at its option, either (1) replace the enjoined Product furnished pursuant to this Agreement with a suitable substitute free of any infringement, provided such substitute has comparable functionality and performance characteristics; (2) modify it so that it will be free of the infringement, provided such modification does not result in a material degradation in performance or functionality; or
     (3) procure for Customer a license or other right to use it. If none of the foregoing options are available to Corvis on a commercially reasonable basis, Corvis will remove the enjoined Product, and refund to Customer any amounts paid to Corvis therefor less the amortized value of the Product(s) based on the applicable Product Life.

     22.4. No undertaking of Corvis under this Article will extend to any such alleged infringement or violation to the extent that it: (1) arises from adherence to design modifications, specifications, drawings, or written instructions which Corvis is directed by Customer to follow; or (2) arises from adherence to instructions to apply Customer's trademark, trade name or other company identification; or (3) arises from a third party products, including any Third Party Software, furnished by Customer to Corvis for use under this Agreement; or (4) relates to uses of a Product provided by Corvis in combinations with other products furnished either by Corvis or Customer. In the foregoing cases numbered (1) through
     (4), Customer will defend and save Corvis harmless, subject to the same terms and conditions and exceptions stated above, with respect to the Corvis' rights and obligations under this Article. Corvis hereby assigns to Customer any rights which Corvis may have to indemnity from the original manufacturer with respect to any Vendor Item provided under this Agreement.

     22.5. The liability of Corvis with respect to any and all claims, actions, proceedings or suits by third parties alleging infringement of patents, trademarks or copyrights or violation of trade secrets or other proprietary rights because of, or in connection with, any Products furnished pursuant to this Agreement will be limited to the specific undertakings contained in this Article.

ARTICLE 23.  TERMINATION.

     23.1 Either party may terminate this Agreement and any outstanding Purchase Order, in whole or in part, in the event of a default by the other, provided that the non-defaulting party so advises the defaulting party in writing of the event of alleged default and affords the defaulting party thirty (30) days within which to cure the default. Default is defined to include:

            (a) Either party becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition in bankruptcy or an involuntary petition in bankruptcy is filed against such party which is not dismissed within sixty (60) days after the date such petition is filed, or suffers or permits the appointment of a receiver for its business, or its assets become subject to any proceeding under a bankruptcy or insolvency law, domestic or foreign, or has liquidated its business;

            (b) Either party's material breach of any of the terms or conditions hereof;

            (c)  The execution by either party of an Assignment for the benefit of creditors or any other transfer or assignment of similar nature; or

            (d) Termination by either party of the Transport Field Trial pursuant to Section 2.1(c).

     23.2 Neither the expiration of this Agreement according to its terms nor its termination under the provisions of Section 23.1 will prejudice any claim for any outstanding amount owed Corvis and Customer to each other, damages or any other rights or remedies that any party may have under this Agreement or at law or in equity or relieve any party from the duty to hold in confidence proprietary information and otherwise comply with, and exercise the rights set forth in, Articles or Sections 5.3, 6.1 (Right to Use Fee), 14.1, 15, 16, 18, 19, 20, 21, 22, 23, 24, 25, 26, and 28 hereof, each of which will survive such termination.

ARTICLE 24.  DISPUTE RESOLUTION.

     24.1 The parties will attempt in good faith to resolve promptly any controversy or claim arising out of or relating to this Agreement or any subsequent performance by the parties before resorting to other remedies available to them. Any such dispute will be referred to appropriate executives of each party who will have the authority to resolve the matter. If the executives are unable to resolve the dispute, the parties may by agreement refer the matter to an appropriate form of alternative dispute resolution such as mediation. If the parties cannot resolve the matter or if they cannot agree upon an alternative form of dispute resolution, then either party may pursue resolution of the matter through arbitration in accordance with the rules of the American Arbitration Association (the "AAA") applying the substantive law of the State of Delaware without regard to any conflict of laws provisions. The arbitration will be conducted by a panel of three (3) arbitrators selected in accordance with the rules of the AAA. Each arbitrator will be an attorney familiar with telecommunications technology and the telecommunications industry. The arbitration will be governed by the United States Arbitration Act, 9, U.S.C. Section 1, et. seq. and judgment upon the award rendered by the arbitrators may be entered by any court with jurisdiction. The arbitrators are not empowered to award damages in excess of compensatory damages, and each party waives any damages in excess of compensatory damages.

     24.2 Notwithstanding the foregoing, either party may bring a claim for injunctive relief as provided in Section 18.3 in any court of competent jurisdiction without first submitting the claim to arbitration.

ARTICLE 25.  NOTICE AND REPRESENTATIVES OF THE PARTIES.

     Any notice ("Notice") required or permitted under this Agreement must be given in writing to the address or facsimile number provided for a party below (or such other address or number as any party may provide to the other in writing in the manner contemplated hereby) and will be deemed effective as follows:

            (a) if delivered in person or by courier, on the date it is delivered;

            (b) if sent by facsimile transmission, on the date that the transmission is received by the recipient party in legible form;

            (c) if sent by certified or registered mail or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted but acceptance is refused; unless the date and time of any delivery or receipt, as applicable, is not during normal working hours on a local business day, in which case Notice will be deemed given and effective on the first following day that is a local business day. For purposes hereof, a "local business day" is a business day in the city specified in the address for notice provided by the recipient.

     The Notices provided for by this Article 25 will be given to the following:

            If to Customer:

            Broadwing Communications Services Inc.
            ATTN: Mike Guess, Vice President of Engineering
            1835-B Kramer Lane
            Austin, Texas 78758

            If to Customer:

            Broadwing Communications Services Inc.
            Attn: Contract Administration
            Rm 102-260
            201 E. Fourth Street
            Cincinnati, OH 45202

            With a copy to:

            Broadwing Communications Services, Inc.
            Office of General Counsel
            1122 Capital of Texas Highway South
            Austin, Texas 78746

            If to Corvis:

            Corvis Corporation
            ATTN: General Counsel
            7015 Albert Einstein Drive
            PO Box 9400
            Columbia, Maryland 21046-9400
            Telephone: 443.259.4110

ARTICLE 26.  GENERAL

     26.1 Assignment. Neither party to this Agreement may assign, transfer, pledge, encumber or hypothecate its interest in this Agreement or any of its rights hereunder or delegate its obligations hereunder without the prior written consent of the other party to this Agreement, which consent will not be unreasonably withheld, and any attempted assignment which does not comply fully with this Article 26.1 will be null and void. Notwithstanding the foregoing, (i) Customer may assign or sublicense its rights and obligations under Article 12 as provided in Section 12.1; and
     (ii) either Customer or Corvis may, upon prompt written notice, assign their respective rights and obligations pursuant to this Agreement to any Affiliate, as appropriate, or to their respective successors by consolidation or merger, or the transferee of substantially all of the assets of either, so long as Customer or Corvis, as appropriate, remains liable under this Agreement and in such event this Agreement will be binding upon and inure to the benefit of each such successor or transferee.

     26.2 Governing Law. This Agreement will be construed in accordance with and governed by the law of the State of Delaware without regard to the conflict of law provisions of such state or any other jurisdiction.

     26.3 Laws and Regulations. The parties hereby agree to comply with all local, municipal, state, federal, foreign, governmental and regulatory laws, orders, codes, rules and regulations that are applicable to their respective performance of this Agreement.

     26.4 Amendment. Any provision of this Agreement, or any schedule, exhibit or rider hereto, may be amended only if such amendment is in writing and signed by all the parties hereto. Additions to the Corvis Products in Attachment 6 may be made by each party signing an additional Attachment 6 page containing the following information: Corvis Product, Equipment Description, and Price.

     26.5 Waiver. Any waiver or delay in the exercise by either party of any of its rights under this Agreement will not be deemed to prejudice such party's right of termination or enforcement for any further, continuing or other breach by the other party.

     26.6 Successors and Assigns. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns.

     26.7 Public Disclosures. Neither party will issue or release for publication any materials relating to the existence of this Agreement, the Products or any services to be performed pursuant to this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld.

     26.8 Severability. Whenever possible, each provision of this Agreement, as well as any schedule, exhibit or rider attached hereto, will be interpreted in such manner as to be effective and valid under applicable law, order, code, rule or regulation, but if any provision of this Agreement, as well as any schedule, exhibit or rider hereto, is held to be invalid, illegal or unenforceable in any respect under any applicable law, order, code, rule or regulation, such invalidity, illegality or unenforceability will not affect any other provision, schedule, exhibit or rider of this Agreement, but this Agreement, schedule, exhibit or rider will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision, schedule, exhibit or rider had never been contained herein or attached hereto.

     26.9 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     26.10 Counterparts. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same Agreement.

     26.11 Relationship of Parties. Neither Corvis, its subcontractors, employees or agents will be deemed to be employees or agents of Customer, it being understood that Corvis, its subcontractors, employees or agents are independent contractors with respect to Customer for all purposes and at all times. This Agreement will not be construed as establishing a partnership or joint venture between Customer and Corvis.

     26.12 Supersession of PO. The terms and conditions of this Agreement supersede any pre-printed terms and conditions on any Purchase Order, both front and back, unless otherwise agreed by the parties in writing. Any pre-printed terms or conditions on any Purchase Order, other than the ordering information required by this Agreement, will be of no force or effect whatsoever.

     26.13 Customer will comply with the export control laws and regulations of the United States with respect to the Products purchased under this Agreement

ARTICLE 27.  INCORPORATION OF DOCUMENTS.

             This Agreement hereby incorporates by reference the Attachments referred to herein. In the event of an inconsistency or conflict between or among the provisions of this Agreement, the inconsistency will be resolved by giving precedence in the following order:

             (1)  Agreement
             (2)  Attachments
             (3) Purchase Orders (excluding any preprinted terms and conditions)

ARTICLE 28.  DEFINITIONS.

     "Affiliate" means, with respect to any entity, any other entity which controls, is controlled by, or under common control with, such entity; and "control" means ownership of a majority of the voting equity or similar rights of an entity.

     "Catastrophic Failure" means any event where/when a large amount of Customer equipment fails at a site or multiple sites thus rendering Corvis' Equipment to be inoperable due to Acts of God or acts not within Customer's control, and such repair of Equipment is beyond the normal repair and return or sparing capabilities established for routine maintenance. Such events will include but not be limited to floods, fires, malicious acts, vandalism and sabotage.

     "Change Notification" is defined in Section 14.2

     "Class A Change" means a modification of existing Corvis manufactured Equipment to remedy a non-conformance to Technical Requirements required to correct design defects of a type that results in electrical or mechanical inoperative conditions or unsatisfactory operating conditions, or which is recommended to enhance safety. Corvis will use standards consistent with its practices for all its customers in determining which modifications constitute Class A changes.

     "Class B Change" means an optional change, available to Customer at an additional cost, that provides Equipment enhancements resulting in new features or improved service capabilities to Corvis Equipment.

     "Committed Amounts" is defined in Section  4.3.

     "Designated Equipment" is defined in Article 12.

     "Documentation" with respect to any Product means Corvis' technical documentation and operating manuals for such Product.

     "Effective Date" is defined in the Preamble.

     "Equipment" or "Corvis Equipment" means the equipment that may be purchased from Corvis pursuant to this Agreement.

     "Final Deployment Date" is defined in Section 4.1.

     "Initial Deployment Shortfall" is defined in Section 4.2.

     "Initial Term" is defined in Section 7.

     "Licensed Software" means the Corvis software and third party software, each of which in machine-readable form, and subsequent Software upgrades, necessary to install, operate, and maintain the Products purchased or licensed by Customer pursuant to this Agreement.

     "Maintenance and Support Services" is defined in Section 19.

     "Net Price" means the final price paid by any Customer after all sales discounts, price reductions, sales rebates, volume discounts or similar adjustments of any kind are applied, whether under the original contract of purchase or any supplemental, separate, or complimentary transaction.

     "Network Element" means a material component of Corvis' fiber optic transmission system, including, but not limited to, optical amplifiers, optical routers, optical add-drop multiplexers or end nodes at given sites or nodes in the network.

     "Product Life" for each Product is as set out in Attachment 5.3.

     "Products" means Equipment and Software.

     "Proprietary Information" is defined in Section 15.1.

     "Purchase Order" means the document issued by Customer which identifies the Products and specifies the scope of work, quantities and dates for delivery, billing instructions, and any other necessary information.

     "Rolling Forecast" is defined in Section 4.3.

     "Services" means the services provided by Corvis to Customer as specified in a Purchase Order to the extent such Services are not included in the supply of other Products.

     "Software" refers to all the programs, computer languages, and operations used to make Equipment perform a useful function or used to enable human access to the Equipment for the purposes of installing, operating, or maintaining such Equipment

     "SONET" means a Synchronous Optical Network which adheres to the interface standard of the same name created by the Exchange Carriers Standards Association for the American National Standards Institute ("ANSI"), and promulgated by Bellcore on behalf of the Regional Bell Operating Companies.

     "Source Code" means all intellectual information including but not limited to Documentation, Software in human-readable form, flow charts, schematics and annotations which comprise the pre-coding detailed design specifications for Licensed Software (excluding Third Party Software).

     "Specified Site" is defined in Section 4.4.

     "System" means a configuration of Equipment with two (2) end terminals, any intermediate line amplifiers connected by fiber to the end terminals, all associated Software, which has the ability to communicate to an element management system such that traffic can be transmitted from end terminal to end terminal and operation can be monitored by the element management system.

     "Technical Requirements" means (i) the specifications set forth in appropriate industry standard telecommunications technical requirements where applicable or as such specifications may be most currently modified or amended pursuant to mutual agreement of the parties.

     "Third Party Software" means Software which is independently developed by a third party, sub-licensed to Customer under this Agreement or otherwise provided with the Products hereunder.

     "Transport Field Trial" is defined is Section 2.1.

     "Transport Field Trial Test Criteria" is defined in Section 2.1

     "Vendor Items" is defined in Section 16.1.

     "Warranty Period" is defined in Section 16.1.

ARTICLE 29.  ENTIRE AGREEMENT.

     This Agreement together with all Exhibits and Attachments constitutes the entire Agreement between Customer and Corvis with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to such subject matter, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year below written.

CORVIS CORPORATION                 BROADWING COMMUNICATIONS SERVICES INC.

/s/ David R. Huber

BY: David R. Huber                 BY: /s/ Richard G. Ellenberger

TITLE: President and CEO           TITLE: President, COO

DATE: March 20, 2000               DATE: March 17, 2000

                                   /s/ Michael R. Jones
                                   Michael R. Jones
                                   Sr. Vice President
                                   Engineering

  Confidential materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.


                              LIST OF ATTACHMENTS
                              -------------------


Attachment 1.1    -   Laboratory System

Attachment 1.3    -   Estimated Project Schedule

Attachment 2      -   Transport Field Trial Equipment, Software, and Services
                       Pricing

Attachment 2.1    -   Transport Field Trial Configuration and Test Criteria

Attachment 5.3    -   Product Life

Attachment 6      -   Prices for Products and Services

Attachment 11.1   -   Corvis Training

Attachment 12.1   -   Third Party Software Licenses

Attachment 12.7   -   Escrow Agreement

Attachment 16.1   -   Warranty Period

Attachment 19     -   Maintenance and Support Services and Other Services

Attachment 28     -   Product Specifications

                                 ATTACHMENT 1

                               LABORATORY SYSTEM
                               -----------------

------------------------------------------------------------------------------------------------------------------------------
Corvis Products & Services                                 Net             Units            Extended                   Field
                                                          Price                               Price                 Trial Price
------------------------------------------------------------------------------------------------------------------------------
Network Elements
   ONG-160 [*]                                            $[*]               [*]              $[*]                        $[*]
   OADM-160 [*]                                           $[*]               [*]              $[*]                        $[*]
   OA3200                                                 $[*]               [*]              $[*]                        $[*]
   OC [*] Tx/Rx Interfaces                                $[*]               [*]              $[*]                        $[*]
   ONG-160 [*] RTUs                                       $[*]               [*]              $[*]                         [*]
   OADM [*] RTUs                                          $[*]               [*]              $[*]                         [*]
   OA3200  RTUs                                           $[*]               [*]              $[*]                         [*]

NOC
   CorManager NOC Equipment SUN 450                       $[*]               [*]              $[*]                        $[*]
   CorManager Applications Software                       $[*]               [*]              $[*]                         [*]
   CorManager Annual Maintenance                          $[*]               [*]              $[*]                         [*]
   CorManager Installation                                $[*]               [*]              $[*]                         [*]

Corvis CorManager Services
   Engineering, Installation, System Turn-Up and Test     $[*]               [*]              $[*]                         [*]
   Training (per 3 Day Course)                            $[*]               [*]              $[*]                         [*]
   Remote TAC (per Hour)                                  $[*]               [*]              $[*]                         [*]
   On-Site Technical Support (per Day)                    $[*]               [*]              $[*]                         [*]
   Documentation                                          $[*]               [*]              $[*]                         [*]

------------------------------------------------------------------------------------------------------------------------------
Total Extended Price                                                                          $[*]
------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                     $[*]
------------------------------------------------------------------------------------------------------------------------------

                                ATTACHMENT 1.3

                          ESTIMATED PROJECT SCHEDULE
                          ---------------------------

----------------------------------------------------------------------------------------------------------
          Event                     Date            Location                 Objective
----------------------------------------------------------------------------------------------------------
CUSTOMER                   Installation complete:   CUSTOMER    Install, test and turn-up trial system.
Laboratory System          March 7, 2000
Installed, Tested And      Test and Turn-up:
Turned-Up                  March 14, 2000
----------------------------------------------------------------------------------------------------------
CUSTOMER Field Trial       Commence shipment:       CUSTOMER    Install field trial system.  Delivery
System Installation        April 3, 2000                        of equipment for field trial installation.
                           Test and Turn-up
                           Complete: June 2, 2000
----------------------------------------------------------------------------------------------------------
Formal CUSTOMER            Commencing June 5,       CUSTOMER    Evaluate the Corvis system.
Field Trial Evaluation     2000
----------------------------------------------------------------------------------------------------------

                                 ATTACHMENT 2

        TRANSPORT FIELD TRIAL EQUIPMENT, SOFTWARE, AND SERVICES PRICING
        ---------------------------------------------------------------

Fort Worth to Phoenix Transport Field Trial Pricing

The Corvis CorWave(TM) Transport Field Trial system configuration is activated with [*] circuits. All required Network Elements, NOC network management, engineering & installation, and documentation prices and configurations for the Transport Field Trial system is outlined in the following table.

---------------------------------------------------------------------------------------------------------------------------
Corvis Products & Services                                Net         Units               Extended           Field
                                                         Price                             Price          Trial Price
---------------------------------------------------------------------------------------------------------------------------
Network Elements
   ONG-160 [*]                                            $[*]         [*]                    $[*]              $[*]
   OADM-160 [*] (previously [*])                          $[*]         [*]                    $[*]              $[*]
   OA3200                                                 $[*]         [*]                    $[*]              $[*]
   OC [*] Tx/Rx Interfaces                                $[*]         [*]                    $[*]              $[*]
   ONG-160 [*] RTUs                                       $[*]         [*]                    $[*]               [*](A)
   OADM [*] RTUs                                          $[*]         [*]                    $[*]               [*](A)
   OA3200 RTUs                                            $[*]         [*]                    $[*]               [*](A)

NOC
   CorManager NOC Equipment SUN 450                       $[*]         [*]                    $[*]              $[*]
   CorManager Applications Software                       $[*]         [*]                    $[*]               [*](A)
   CorManager Annual Maintenance                          $[*]         [*]                    $[*]               [*](A)
   CorManager Installation                                $[*]         [*]                    $[*]               [*]

Corvis CorManager Services
   Engineering, Installation, System Turn-Up and Test     $[*]         [*]                    $[*]               [*]
   Training (per 3 Day Course)                            $[*]         [*]                    $[*]               [*]
   Remote TAC (per Hour)                                  $[*]         [*]                    $[*]               [*]
   On-Site Technical Support (per Day)                    $[*]         [*]                    $[*]               [*]
   Documentation                                          $[*]         [*]                    $[*]               [*]

---------------------------------------------------------------------------------------------------------------------------
Total Extended Price                                                                          $[*]
---------------------------------------------------------------------------------------------------------------------------
Total                                                                                                           $9,616,000
---------------------------------------------------------------------------------------------------------------------------

(A) [*]

                                 ATTACHMENT 2

             TRANSPORT FIELD TRIAL CONFIGURATION AND TEST CRITERIA
             -----------------------------------------------------

Fort Worth to Phoenix Field Trial Summary

The Corvis CorWave(TM) product is used to establish a Field Trial system that spans from Fort Worth to Phoenix. The Field Trial system is configured in a [*] configuration, shown in the following figure. Optical Network Gateways (ONGs) are located in Fort Worth and Phoenix. These ONGs are connected through [*] Optical Line Amplifiers (OLAs) and an Optical Add/Drop Multiplexer (OADM), located in [*]. The initial configuration supports [*].


[Diagram of Fort Worth to Phoenix field trial system overlayed on a map of the United States]

Transport Field Trial Responsibilities

Corvis will conduct site surveys, fiber plant qualification, equipment installation, equipment testing and turn-up, fiber splicing within the Broadwing equipment rooms and limited on-site training at no charge. Corvis is planning to provide the appropriate number of installation and testing teams to support the system. Corvis will deliver, install, test and turn-up the system as outlined in the Master Project Schedule.

Broadwing agrees to a joint press release announcing the strategic partnership with Corvis starting with the Corvis CorWave(TM) Field Trial.

Transport Field Trial Test Criteria

   Network Operations

 .  Gain Flatness/Gain Profile
   Demonstrates the spectral profile at points throughout the system. Signal amplitudes remain level after passing through many amplifiers for normal operating mode.

 .  End-to-End Jitter Test
   Demonstrates system meets Telcordia Jitter specs. (Transfer, Tolerance and Generation) at [*] reach interfaces.

 .  Eye Mask Test
   Verify Eye mask at Corvis Rx module (customer [*] Tributary  Side).

 .  Adjacent Channel Crosstalk ([*])
   [*] Monitor BER [*]. Drop and restore traffic [*] and verify no change in BER [*].

 .  FEC Error Correction Verification Test
   Demonstrates FEC circuitry functionality at the System level.

 .  Wavelength Accuracy & Control of Tx Channels
   Verifies the wavelength control of the laser diodes in the Tx module. Verifies the control loop [*] that maintains wavelength accuracy.

   Dynamic Performance

 .  [*] OSNR
   Demonstrates minimum system OSNR where system can maintain [*]. Also demonstrates system margin by measuring difference between nominal OSNR and minimum OSNR [*].

 .  [*] Gain Flattening
   [*] Input power is adjusted (increased or decreased) for a particular span on the network with the [*] or through other internal means. The [*] operator monitors the [*] and [*] data throughout the span to view increases and decreases in parameter values.

 .  [*]([*] Interface) Sensitivity Test
   Demonstrates the rapid response and settling time of the system as [*] data channels are [*] at the [*]. [*] Also measure BER during test to verify that no bit errors occur [*].

 .  [*] Dynamic Range Characterization

   Typically, channel assignments are performed using the Corvis Wave Planner
   (CWP) and the Corvis Provisioning tool (CPT). The CEI application also provides technicians with the ability to [*]. This test verifies the CEI application and the CPT application can be used to [*]. The test sequence will include first [*] at the receiver ONG and then [*] at the transmitter ONG to avoid unnecessary [*] alarms generated by the receiver. The test will also verify that CEI and CPT users with the appropriate privileges may [*].

   Network Provisioning

 .  ONG Channel [*]
   This test verifies the CEI application and the CPT application can be used to [*].

   Fault Management

 .  Fiber Cut/Eye Safety Test
   Fiber cuts may occur between Line Amplifiers and a GNE (Gateway Node Element) or between Line Amplifiers. This test verifies that when a fiber cut occurs, different alarms are generated by different NEs. All affected network elements generate the appropriate alarms and go into eye safety shutdown mode.

 .  Failed Data Communication Network
   The CEM monitors the status of the DCN. If a failure is detected, then an alarm is generated by the CEM. This test verifies that an alarm is generated when a DCN failure occurs

 .  Failed CPM
   Each rack contains a [*] CPM [*]. When the [*] CPM fails,[*] and [*] has the Ethernet connection to be able to take over that communication. Therefore, the CEM [*]. If a [*] fails, the CEM detects the failure alarm, but the NE is still able to communicate with the CEM. Based on the type of failure, either a technician replaces it with a new CPM card or a new software module is downloaded.

   Under both conditions the other modules in the shelf should continue to work properly.

 .  Pump Failure
   Demonstrates the system's ability to [*] for various Amplifier pump failures in a span. Also demonstrates the capability of the firmware/software to report the appropriate alarms to the CEM operator in the event of a catastrophic pump module failure.

 .  Tx Failure

   Failure of a Transmitter (Tx) Module causes the next [*] down the span [*] to generate a loss of input alarm. The CEM receives the alarm and notifies the operator. The CEM will also receive the alarm from the module's [*] indicating that the module has failed. This test verifies that the appropriate alarms are generated when a Transmitter Module fails.

   Operations
   ----------

 .  Environmental Control Unit

   This test case verifies the functionality of the Environmental Control Unit
   (ECU), which includes fan control, electrical power and breaker monitoring, and the output relays. The test will also demonstrate the Corvis Rack can operate with [*] disabled for at least [*] at normal operating temps.

   .  [*]
   Demonstrate functional orderwire and [*] link of the [*].

   .  Module Hot Swap Tests
   Demonstrates the systems ability to hot swap various modules [*] without interrupting service or system performance.

                                ATTACHMENT 5.3

                                 PRODUCT LIFE
                                 ------------

                The Product Life for each Product is [*] years.

                                  ATTACHMENT 6

                        PRICES FOR PRODUCTS AND SERVICES
                        --------------------------------

      CORVIS Product                                        Equipment Description                                  Unit Price
-----------------------------------------------------------------------------------------------------------------------------
ONG160/[*]                   Optical Network Gateway with support for up to [*] Gbps of capacity (any                    $[*]
                             combination of OC-48/192) Channels. Includes:  ONG, Racks, Tx/Rx Shelves, NE
                             Firmware, Power Supplies
-----------------------------------------------------------------------------------------------------------------------------
ONG160/[*]                   Optical Network Gateway with support for up to [*] Gbps of capacity (any                    $[*]
                             combination of OC-48/192).  Includes:  ONG, Racks, Tx/Rx Shelves, NE Firmware,
                             Power Supplies
-----------------------------------------------------------------------------------------------------------------------------
ONG160/[*]                   Optical Network Gateway with support for up to [*] Gbps of capacity (any                    $[*]
                             combination of OC-48/192).  Includes:  ONG, Racks, Tx/Rx Shelves, NE Firmware,
                             Power Supplies
-----------------------------------------------------------------------------------------------------------------------------
ONG160/[*]                   Optical Network Gateway with support for up to [*] Gbps of capacity (any                    $[*]
                             combination of OC-48/192). Includes:  ONG, Racks, Tx/Rx Shelves, NE Firmware,
                             Power Supplies
-----------------------------------------------------------------------------------------------------------------------------
ONG160/[*]                   Optical Network Gateway with support for up to [*] Gbps of capacity (any                    $[*]
                             combination of OC-48/192). Includes:  ONG, Racks, Tx/Rx Shelves, NE Firmware,
                             Power Supplies
-----------------------------------------------------------------------------------------------------------------------------
ONG160/[*]                   Optical Network Gateway with support for up to [*] Gbps of capacity (any                    $[*]
                             combination of OC-48/192). Includes:  ONG, Racks, Tx/Rx Shelves, NE Firmware,
                             Power Supplies
-----------------------------------------------------------------------------------------------------------------------------
ONG RTUs                     Optical Network Gateway Right to Use:  Corvis CorManager ONG-160 Node                       $[*]
                             Software
-----------------------------------------------------------------------------------------------------------------------------
OADM-[*]                     Optical Add/Drop Mux with [*] capacity support for OC48.  Includes:  Optical                $[*]
                             Amplifier, OADM, Racks, NE Firmware, Power Supplies
-----------------------------------------------------------------------------------------------------------------------------
OADM-[*]                     Optical Add/Drop Mux with [*] capacity support up to [*] Gbps of capacity (any              $[*]
                             combination of OC-48/192). Includes:  Optical Amplifier, OADM, Racks, Tx/Rx
                             Shelves, NE Firmware, Power Supplies
-----------------------------------------------------------------------------------------------------------------------------
OADM-[*]                     Optical Add/Drop Mux with [*] capacity support up to [*] Gbps of capacity (any              $[*]
                             combination of OC-48/192). Includes:  Optical Amplifier, OADM, Racks, Tx/Rx
                             Shelves, NE Firmware, Power Supplies
-----------------------------------------------------------------------------------------------------------------------------
OADM-[*]                     Optical Add/Drop Mux with [*] capacity support up to [*] Gbps of capacity (any              $[*]
                             combination of OC-48/192). Includes:  Optical Amplifier, OADM, Racks, Tx/Rx
                             Shelves, NE Firmware, Power Supplies
-----------------------------------------------------------------------------------------------------------------------------
OADM-[*]                     Optical Add/Drop Mux with [*] capacity support up to [*] Gbps of capacity (any              $[*]
                             combination of OC-48/192). Includes:  Optical Amplifier, OADM, Racks, Tx/Rx
                             Shelves, NE Firmware, Power Supplies
-----------------------------------------------------------------------------------------------------------------------------
OADM-[*]                     Optical Add/Drop Mux with [*] capacity support up to [*] Gbps of capacity (any              $[*]
                             combination of OC-48/192). Includes:  Optical Amplifier, OADM, Racks, Tx/Rx
                             Shelves, NE Firmware, Power Supplies
-----------------------------------------------------------------------------------------------------------------------------
OADM-[*] RTUs                Optical Add/Drop Mux Right to Use:  Corvis CorManager OADM-[*] Node Software                $[*]
-----------------------------------------------------------------------------------------------------------------------------
OA3200                       Optical Line Amplifier. Equipment Includes:  Optical Amplifier, NE Firmware, Power          $[*]
                             Supplies
-----------------------------------------------------------------------------------------------------------------------------
OA3200 RTUs                  Optical Line Amplifier Right to Use:  Corvis CorManager OA3200 Node Software                $[*]
-----------------------------------------------------------------------------------------------------------------------------
OC-192                       OC-192 Interface                                                                            $[*]
-----------------------------------------------------------------------------------------------------------------------------
OC-48                        OC-48 Interface                                                                             $[*]
-----------------------------------------------------------------------------------------------------------------------------
CORWave NOC 3rd Party        CorWave TM NOC Equipment (NMS 3rd party Hardware & software).
 H/W + S/W
-----------------------------------------------------------------------------------------------------------------------------
     SUN Server E450                                                                                                     $[*]
     Class
-----------------------------------------------------------------------------------------------------------------------------
     SUN Server E3500                                                                                                    $[*]
     Class
-----------------------------------------------------------------------------------------------------------------------------
     SUN Server E3500                                                                                                    $[*]
     High Availability
     Class
-----------------------------------------------------------------------------------------------------------------------------
CorWave TM NOC               CorWave TM NOC Application Software (required for each NOC work station)                    $[*]
 Application Software
-----------------------------------------------------------------------------------------------------------------------------
     License Fee             Required for each seat after the first seat per licensed copy of the NOC                    $[*]
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                              Application Software
--------------------------------------------------------------------------------------------------------------------------
Annual Software               Annual Maintenance Fee for Corvis CorWave software.                    $[*]
Maintenance Fee for
CorWave NOC
--------------------------------------------------------------------------------------------------------------------------
Engineering, Installation,    Engineering, Installation, System Turn-Up and Test for Network Management (per          $[*]
System Turn-Up and Test       NOC install).
--------------------------------------------------------------------------------------------------------------------------
Engineering, Installation,    Engineering, Installation, System Turn-Up and Test for Network Elements (percentage     $[*]
System Turn-Up and Test       of all NE costs).
--------------------------------------------------------------------------------------------------------------------------
Remote TAS Non-Emergency      Remote TAS Non-Emergency Assistance @ $100/hour.                                        $[*]
Assistance
--------------------------------------------------------------------------------------------------------------------------
On site Technical Support     On site Technical Support @ $1500/day.                                                  $[*]
--------------------------------------------------------------------------------------------------------------------------
Training                      Training: $1000 per seat (a seat is a 3 day course).                                    $[*]
--------------------------------------------------------------------------------------------------------------------------
Documentation                 Per additional copy beyond what Corvis is obligated to provide pursuant to Section      $[*]
                              8.1 and per hard copy supplied
--------------------------------------------------------------------------------------------------------------------------

/(A)/ [*]

Preferred Customer Pricing

In consideration of Customer's commitment to purchase from Corvis and deploy during the Term a total dollar value of Products equal to the Minimum Deployment Commitment and Customer's agreement to make a jointly approved press announcement of this Agreement, Corvis agrees as follows:


(a) If Corvis sells and ships to any Third-party Corvis Customer Qualifying Products upon the same terms and conditions and at pricing lower than the Extended Pricing and such Third-party Corvis Customer has committed to purchase from Corvis a total dollar value of Products less than or equal to the Minimum Deployment Commitment, then Corvis will adjust the Extended Pricing for such Qualifying Products to match the pricing offered to such Third-party Corvis Customer. The parties shall agree upon a method for determining whether pricing extended to Third-party Corvis Customers is lower than that extended to Customer by developing two reference configurations models (one based upon a fully-loaded point-to-point configuration and the other based upon a fully-loaded optical network configuration utilizing one or more optical routers). The foregoing method shall provide that the adjusted Extended Pricing shall be the pricing that assures that for a deployment of Products comprising the applicable reference configuration model, the aggregate pricing of such Products to Customer and the Third-party Corvis Customer would be the same. Such adjusted Extended Pricing will be applied to (i) Qualifying Products shipped to Customer within 30 days prior to the date on which Corvis first shipped to such Third-party Corvis Customer such Qualifying Products at pricing lower than the Extended Pricing (the "Shipping Date"), or (ii)
                                                   -------------
     Qualifying Products ordered by Customer after the Shipping Date for so long as Corvis continues to offer such lower pricing to such Third-party Corvis Customer.

(b) If, during Calendar Year 2000, Corvis sells and ships to any Third-party Corvis Customer Qualifying Products upon the same terms and conditions and at pricing lower than the Extended Pricing (as determined using the method agreed to pursuant to Section (a) above)
     and such Third-party Corvis Customer has committed to purchase from Corvis a total dollar value of Products greater than the Minimum Deployment Commitment, then, for so long as Corvis continues to offer such lower pricing to such Third-party Corvis Customer, Corvis will establish a pool of credits ("Product Credits") based upon (A) the difference between the
                  ---------------
     Extended Pricing for such Qualifying Products and the pricing offered to such Third-party Corvis Customer, and (B) the quantities of such Qualifying Products purchased by Customer after the date on which Corvis first shipped to such Third-party Corvis Customer such Qualifying Products at pricing lower than the Extended Pricing. Product Credits will not accrue on Products ordered by Customer after December 31, 2000 and may be applied only toward the purchase of Products, subject to the terms and conditions in subsection (c) below. Products Credits will not be counted toward
        --------------
     meeting the Minimum Deployment Commitment.

(c) If, during Calendar Year 2000, Customer purchases from Corvis a total dollar value of Products equal to or greater U.S.$75,000,000.00, then Customer may apply the Product Credits against orders placed on and after January 1, 2001 up to twenty percent (20%) of the purchase price of Products ordered by Customer prior to the Credit Expiration Date.

(d)  Definitions.
---  -----------

          (i)    "Calendar Year 2000" means the period commencing on and
                  ------------------
                 including January 1, 2000 and ending on and including December 31, 2000.

          (ii)   "Calendar Year 2001" means the period commencing on and
                  ------------------
                 including January 1, 2001 and ending on and including December 31, 2001.

          (iii)  "Credit Expiration Date" means either:
                  ----------------------

                  i.   December 31, 2001; or

                  ii. if the total aggregate dollar value of Products purchased by Customer from Corvis during Calendar Year 2000 and Calendar Year 2001 exceeds the Minimum Revenue Commitment, June 1, 2002.

          (iv)    "Extended Pricing" means the prices and license fees for the
                   ----------------
                  Products set forth in this Attachment 6, as such prices and license fees may, from time to time, be adjusted in accordance with subsection (a) above.

          (v)     "Qualifying Products" means Products purchased from Corvis
                   -------------------
                  for commercial deployment in North America, but not for laboratory testing, field trials or other similar purposes.

          (vi)    "Third-party Corvis Customer" means any third party customer
                   ---------------------------
                  of Corvis (other than any wholly or partially owned subsidiary or affiliate of Corvis) that is in direct competition with Customer and has a network deployment similar to Customer's network deployment in terms of scope and geographic coverage.

                                ATTACHMENT 11.1

                       CORVIS EQUIPMENT TRAINING CLASSES
                       ---------------------------------

----------------------------------------------------------------------------------------------------------------
Code    Class                                      Target Audience           Duration     Pre-requisites
----------------------------------------------------------------------------------------------------------------
         Corvis Transport Introduction and Basic
         ---------------------------------------
T-1      Operation (HW and SW):
         ----------------------
          .  Overview                              All operations personnel  5 days
          .  Operation
          .  Safety
          .  Turn-up, Provisioning and
             Maintenance
          .  Interpretation of alarm conditions

----------------------------------------------------------------------------------------------------------------
         Corvis Switching Introduction and Basic
         ---------------------------------------
T-2      Operation (HW and SW):
         ----------------------
             Overview                              All operations personnel  5 days       Course T-1
             Operation
             Safety
             Turn-up, Provisioning and
             Maintenance
             Interpretation of alarm conditions
----------------------------------------------------------------------------------------------------------------
         Transport Installation, Turn-up and Test:
         -----------------------------------------
T-3          Safety                                Installation personnel    5 days       Course T-1
             Installation, turn-up and test of
             Corvis transport Network
             Elements (ONG, OA, OADM)
----------------------------------------------------------------------------------------------------------------
        Switching Installation, Turn-up and Test:
T-4     -----------------------------------------
             Safety                                Installation personnel    3 days       Courses T-1, T-2,
             Installation, turn-up and test of                                            T-3
             Corvis switching Network
             Elements (OR)
----------------------------------------------------------------------------------------------------------------
        Network Operations:
        -------------------
T-5          Network Management System             Network Management        5 days       Courses T-1 and
             overview                              Center personnel                       T-2
             Installation
             Configuration
             Performance monitoring
             Surveillance
             Fault management
----------------------------------------------------------------------------------------------------------------
        Network Planning and Equipment
        ------------------------------
T-6     Engineering:
        ------------
             HW and SW configurations and          Network Planning and      5 days       Courses T-1, T-2
             deployment                            Engineering personnel                  and T-5
             Route and capacity planning
             Protection schemes
             Wavelength planning
             Capacity Upgrade strategies
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
        Field Operations:
        -----------------
T-7          Safety                                Field Technical           3 days       Courses T-1, T-2
             Fault interpretation and              personnel                              and T-5
             troubleshooting
             Capacity upgrade implementation
----------------------------------------------------------------------------------------------------------------

                                ATTACHMENT 12.1

                         THIRD PARTY SOFTWARE LICENSES
                         -----------------------------


---------------------------------------------------------------
               Item                             Version
---------------------------------------------------------------
SNMP (v1) (AdventNet)                        2.0
---------------------------------------------------------------
Solstice Enterprise Manager                  3.0
---------------------------------------------------------------
Solstice OSI 8.1.1 Comm. Platform            8.1.1
---------------------------------------------------------------
JRE/JVM                                      1.1.7b and 1.1.8
---------------------------------------------------------------

                                ATTACHMENT 12.6

                               ESCROW AGREEMENT
                               ----------------


                     Account Number ______________________


This Agreement is effective _________________, ______ ("Effective Date") among _____________________________________ ("Escrow Agent"), Corvis Corporation
("Depositor") and Broadwing Communications Services, Inc. ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as "the parties."

A. Depositor and Preferred Beneficiary have entered into a Procurement Agreement dated ________________, ______ regarding certain proprietary technology of Depositor (referred to in this Agreement as the "Procurement Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with Escrow Agent to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the Procurement Agreement pursuant to 11 United States Bankruptcy Code, Section 365(n).


ARTICLE 1  --  DEPOSITS

1.1  Obligation to Make Deposit.  Within thirty (30) days following successful
     --------------------------
completion of the Transport Field Trial (as defined in the Procurement Agreement), Depositor will deliver to Escrow Agent the proprietary technology and other materials ("Deposit Materials") identified on Exhibit A attached hereto. Exhibit A will be prepared and signed by Depositor and Preferred Beneficiary. Escrow Agent will have no obligation with respect to the preparation, signing or delivery of Exhibit A. (Exhibit A will be defined after the Field Trial.)

1.2  Identification of Tangible Media.  Prior to the delivery of the Deposit
     --------------------------------
Materials to Escrow Agent, Depositor will conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor will complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B (to be defined after the Field Trial) must be signed by Depositor and delivered to Escrow Agent with the Deposit Materials. Unless and until Depositor makes the initial deposit with Escrow Agent, Escrow Agent will have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3  Deposit Inspection.  When Escrow Agent receives the Deposit Materials and
     ------------------
the Exhibit B, Escrow Agent will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

1.4  Acceptance of Deposit.  At completion of the deposit inspection, if Escrow
     ---------------------
Agent determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, Escrow Agent will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If Escrow Agent determines that the labeling does not match the item descriptions or quantity on the Exhibit B, Escrow Agent will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) mail a copy of the Exhibit B to Depositor and Preferred Beneficiary. Escrow Agent's acceptance of the deposit occurs upon the signing of the Exhibit B by Escrow Agent. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by Escrow Agent.

1.5  Depositor's Representations.  Depositor represents as follows:
     ---------------------------

     a. Depositor lawfully possesses all of the Deposit Materials deposited with Escrow Agent;

     b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to Escrow Agent and Preferred Beneficiary the rights as provided in this Agreement;

     c. The Deposit Materials are not subject to any lien or other encumbrance;

     d. The Deposit Materials consist of the proprietary technology and other materials identified in Exhibit A; and

     e. The Deposit Materials are readable and useable in their current form or, if the Deposit Materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6  Verification.  Preferred Beneficiary will have the right, at Preferred
     ------------
Beneficiary's expense, to cause a verification of any Deposit Materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected after the Deposit Materials have been delivered to Escrow Agent, then only Escrow Agent, or at Escrow Agent's election an independent person or company selected and supervised by Escrow Agent , may perform the verification.

1.7  Deposit Updates.  Unless otherwise provided by the Procurement Agreement,
     ---------------
Depositor will update the Deposit Materials within 60 days after each release of a new version of the product that is subject to the Procurement Agreement. Such updates will be added to the existing deposit. All deposit updates will be listed on a new Exhibit B and the new Exhibit B will be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates will be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials will include the initial Deposit Materials and any updates.

1.8  Removal of Deposit Materials.  The Deposit Materials may be removed and/or
     ----------------------------
exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2  --  CONFIDENTIALITY AND RECORD KEEPING

2.1  Confidentiality.  Escrow Agent will maintain the Deposit Materials in a
     ---------------
secure, environmentally safe, locked facility which is accessible only to authorized representatives of Escrow Agent . Escrow Agent will have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, Escrow Agent will not disclose, transfer, make available, or use the Deposit Materials. Escrow Agent will not disclose the content of this Agreement to any third party. If Escrow Agent receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, Escrow Agent will immediately notify the parties to this Agreement. It will be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that Escrow Agent does not waive its rights to present its position with respect to any such order. Escrow Agent will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.) Notwithstanding the foregoing, in the event that Escrow Agent receives any subpoena or order that is not issued pursuant to the procedure detailed in Section 7.3, Escrow Agent will not comply with such order without first notifying the parties and permitting the Depositor the opportunity to challenge such order or to seek to have such order narrowed in a manner acceptable to the Depositor, as owner of the proprietary information embodied on the Deposit Materials.

2.2  Status Reports.  Escrow Agent  will issue to Depositor and Preferred
     --------------
Beneficiary a report profiling the account history at least semi-annually. Escrow Agent may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3  Audit Rights.  During the term of this Agreement, Depositor and Preferred
     ------------
Beneficiary will each have the right to inspect the written records of Escrow Agent pertaining to this Agreement. Any inspection will be held during normal business hours and following reasonable prior notice.


ARTICLE 3  --  GRANT OF RIGHTS TO ESCROW AGENT

3.1  Title to Media.  Depositor hereby transfers to Escrow Agent  the title to
     --------------
the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media including any copyright, trade secret, patent or other intellectual property rights. Title to all such intellectual property will at all times remain vested in Depositor.

3.2  Right to Make Copies.  Escrow Agent  will have the right to make copies of
     --------------------
the Deposit Materials as reasonably necessary to perform its obligations under this Agreement. Escrow Agent will copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by Escrow Agent . With all Deposit Materials submitted to Escrow Agent , Depositor will provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3  Right to Transfer Upon Release. Depositor hereby grants to Escrow Agent  a
     ------------------------------
non-exclusive, non-transferable, perpetual and royalty-free license to sublicense the Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with
Section 4.5. Except upon such a release or as otherwise provided in this Agreement, Escrow Agent will not sublicense or otherwise transfer the Deposit Materials or permit Preferred Beneficiary to make use of the Deposit Materials. It is expressly understood and agreed that Escrow Agent is not authorized to enter into any sublicense or similar agreement with Preferred Beneficiary that alters the terms of this Section 3.3. In case of any conflict between the provisions of this Section 3.3 (or Section 4.5) and the provisions of the

Procurement Agreement relating to the scope of the Preferred Beneficiary's license upon release from escrow, the provisions of the Procurement Agreement will control.


ARTICLE 4  --  RELEASE OF DEPOSIT

4.1  Release Conditions.  As used in this Agreement, "Release Condition" will
     ------------------
mean the following:

     a. Depositor is in material breach of its support obligations, as described in the Maintenance and Support Services and Other Services pursuant to Article 19 of the Procurement Agreement, that is not cured within a reasonable period of time and that has a material adverse impact on Preferred Beneficiary's ability to conduct its business with the Depositor's Products; or

     b. Depositor is the subject of a voluntary or involuntary bankruptcy or dissolution proceedings (that are not discharged within 60 days after they are filed, in the case of involuntary proceedings).

4.2  Request for Release.   If Preferred Beneficiary believes in good faith that
     -------------------
a release condition has occurred, Preferred Beneficiary may provide Escrow Agent written notice that a Release Condition and a request for release of the Deposit Materials. The request will include instructions to Escrow Agent for accomplishing the release, and a description in full detail of the release condition that Preferred Beneficiary believes occurred. Escrow Agent will immediately send the notice to Depositor by overnight carrier.

4.3  Release by Escrow Agent.  Escrow Agent  will 10 days after Depositor's
     -----------------------
receipt of the notice of request for release, release the Deposit Materials to Preferred Beneficiary pursuant to the instructions included in the request for release, unless Depositor disputes that a release condition has occurred. Subject to section 5.2, Escrow Agent will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary, (b) resolution pursuant to the Dispute Resolution provisions or (c) order of a court.

4.4  Release of Deposit. If Escrow Agent does not receive notice that Depositor
     ------------------
disputes the condition of release and demand for submission to arbitration then Escrow Agent is authorized to release the Deposit materials to the Preferred Beneficiary or if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, Escrow Agent is entitled to receive any fees due Escrow Agent before making the release. Any copying expense in excess of $300 will be chargeable to the Preferred Beneficiary. This Agreement will terminate upon the release of the Deposit Materials held by Escrow Agent. In the event that Escrow Agent does receive notice that Depositor disputes the release condition and demands arbitration and subsequently receives (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court, Escrow Agent will release a copy of the Deposit Materials to the Preferred Beneficiary in accordance with such joint instructions from Depositor and Preferred Beneficiary; resolution pursuant to the Dispute Resolution provisions; or court order. The provisions of the second, third and fourth sentences of this Section 4.4 will apply to any such release.

4.5  Right to Use Following Release.  Unless otherwise provided in the
     ------------------------------
Procurement Agreement, upon release of the Deposit Materials in accordance with this Article 4, Preferred Beneficiary will have the non-exclusive, non-transferable, right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the Procurement Agreement. Preferred Beneficiary will be obligated to maintain the strict confidentiality of the released Deposit Materials, including maintaining such Deposit

Materials in a single, access restricted, and locked location. Preferred Beneficiary will provide access to the released Deposit Materials to only those of its personnel who require such access for supporting Customer's use of the Products sold or licensed to Customer under the Procurement Agreement and Customer will maintain a written list of such personnel. Without limiting the foregoing, the Deposit Materials will also be protected as Corvis' Proprietary Materials under Article 15 of the Procurement Agreement. Receipt by Preferred Beneficiary of the Deposit Materials pursuant to this Article 4 does not in any way convey title or ownership of the Depositor products or the intellectual property rights embodied in the products. Preferred Beneficiary may subcontract to third parties maintenance and support work permitted under this Section 4.5; provided all such third parties enter into a written agreement containing terms equivalent to those contained in the Procurement Agreement regarding Depositor's confidential information and preservation of Depositor's proprietary rights. Preferred Beneficiary will provide signed copies of all such agreements to Depositor before providing any such party with access to the Deposit Materials.

4.6 Preferred Beneficiary will place all Deposit Materials (including all copies and extracts thereof) in another escrow under terms similar to this Agreement if and when Depositor is able to demonstrate to Preferred Beneficiary's reasonable satisfaction that Depositor is able and willing to resume performance of its support obligations, as described in the Maintenance and Support Services pursuant to Article 19 of the Procurement Agreement.


ARTICLE 5  --  TERM AND TERMINATION

5.1  Term of Agreement.  The initial term of this Agreement is for a period of
     -----------------
one year. Thereafter, this Agreement will automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct Escrow Agent in writing that the Agreement is terminated; or (b) the Agreement is terminated by Escrow Agent for nonpayment in accordance with Section 5.2. If the Deposit Materials are subject to another escrow agreement with Escrow Agent, Escrow Agent reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2  Termination for Nonpayment.  In the event of the nonpayment of fees owed to
     --------------------------
Escrow Agent , Escrow Agent will provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement will have the right to make the payment to Escrow Agent to cure the default. If the past due payment is not received in full by Escrow Agent within one month of the date of such notice, then Escrow Agent will have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. Escrow Agent will have no obligation to take any action under this Agreement so long as any payment due to Escrow Agent remains unpaid.

5.3  Disposition of Deposit Materials Upon Termination. Upon termination of this
     -------------------------------------------------
Agreement, Escrow Agent will destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, Escrow Agent may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. Escrow Agent will have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with Escrow Agent.

5.4  Survival of Terms Following Termination.  Upon termination of this
     ---------------------------------------
Agreement, the following provisions of this Agreement will survive:

     a.   Depositor's Representations (Section 1.5);

     b. The obligations of Escrow Agent and Preferred Beneficiary to maintain confidentiality with respect to the Deposit Materials;

     c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has been made using the procedure described in Article 4 prior to termination;

     d.   The obligation to pay Escrow Agent  any fees and expenses due; and

     e.   The provisions of Sections 7.1 and 7.2.


ARTICLE 6  --  ESCROW'S FEES

6.1  Fee Schedule.  Escrow Agent  is entitled to be paid its standard fees and
     ------------
expenses applicable to the services provided. Escrow Agent will notify the party responsible for payment of Escrow Agent's fees at least 90 days prior to any increase in fees. For any service not listed on Escrow Agent 's standard fee schedule, Escrow Agent will provide a quote prior to rendering the service, if requested.

6.2  Payment Terms. Escrow Agent will not be required to perform any service
     -------------
unless the payment for such service and any outstanding balances owed to Escrow Agent are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, Escrow Agent may terminate this Agreement in accordance with Section
5.2. Late fees on past due amounts will accrue interest at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.


ARTICLE 7  --  LIABILITY AND DISPUTES

7.1  Right to Rely on Instructions. Escrow Agent may act in reliance upon any
     -----------------------------
instruction, instrument, or signature reasonably believed by Escrow Agent to be genuine. Escrow Agent may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. Escrow Agent will not be responsible for failure to act as a result of causes beyond the reasonable control of Escrow Agent.

7.2  Indemnification. Escrow Agent will be responsible to perform its
     ---------------
obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided Escrow Agent has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless Escrow Agent from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by Escrow Agent relating in any way to this escrow arrangement.

7.3  Dispute Resolution.  (a) Any dispute relating to or arising from this
     ------------------
Agreement will be resolved by arbitration under the Commercial Arbitration Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in Boston, Massachusetts, U.S.A. Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.
Depositor and Preferred Beneficiary will submit any dispute relating to the release of Deposit Materials to the jurisdiction of a board of arbitrators (the "Board") sitting in Boston, Massachusetts for resolution and will so notify Escrow Agent. The Board will be selected within thirty

(30) days from the date of the filing of the notice of a dispute by Escrow Agent under Section 4.3 (or other location or time mutually agreeable to Depositor and Preferred Beneficiary). The Board will comprise three (3) members, one selected by Depositor, one selected by Preferred Beneficiary and the third chosen by the two members so selected, or if they cannot agree, by the American Arbitration Association. The sole question before the Board will be whether or not Depositor or Preferred Beneficiary is entitled to have the Deposit Materials released from escrow. The Board will have no authority to order a modification or amendment of this Agreement or the Procurement Agreement. The decision of the Board will be forthwith delivered to Escrow Agent, Depositor and Preferred Beneficiary, will be final and binding on Depositor and Preferred Beneficiary, and judgment thereon may be entered in any court of competent jurisdiction. Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address. The dispute resolution procedures outlined above may be followed for any other dispute arising out of this Agreement, but the timetables established above will be adjusted by agreement of the effected parties to account for the event that triggers the desire of any party to seek arbitration. The limitations on the authority of the Board enumerated above will apply to any arbitration pursued under this Agreement.

     (b) All fees charged by the Board will be paid by the nonprevailing party to the arbitration. Each of Depositor and Preferred Beneficiary, however, will be responsible for payment of all fees and expenses connected with the presentation of its respective case, except that the Board may award such reasonable fees and expenses of presentation, including counsel fees, to the prevailing party in the event that the Board determines that the contentions of the nonprevailing party were made in bad faith or without reasonable justification.

7.4  Controlling Law.  This Agreement is to be governed and construed in
     ---------------
accordance with the laws of the State of New York, without regard to its conflict of law provisions.

7.5  Notice of Requested Order.  If any party intends to obtain an order from
     -------------------------
the arbitrator or any court of competent jurisdiction that may direct Escrow Agent to take, or refrain from taking any action, that party will:

     a. Give Escrow Agent at least two business days' prior notice of the hearing;

     b. Include in any such order that, as a precondition to Escrow Agent's obligation, Escrow Agent be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

     c. Ensure that Escrow Agent not be required to deliver the original (as opposed to a copy) of the Deposit Materials if Escrow Agent may need to retain the original in its possession to fulfill any of its other duties.

ARTICLE 8  --  GENERAL PROVISIONS

8.1  Entire Agreement.  This Agreement, which includes the Exhibits described
     ----------------
herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. Escrow Agent is not a party to the Procurement Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such Procurement Agreement. Escrow Agent's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement will be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by Escrow Agent, Exhibit B need not be signed by Preferred Beneficiary and Exhibit C need not be signed.

8.2  Notices.  All notices, invoices, payments, deposits and other documents and
     -------
communications will be given to the parties at the addresses specified in the attached Exhibit C. It will be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties will have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3  Severability.  In the event any provision of this Agreement is found to be
     ------------
invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability will affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question will be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4  Successors.  This Agreement will be binding upon and will inure to the
     ----------
benefit of the successors and assigns of the parties. However, Escrow Agent will have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless Escrow Agent receives clear, authoritative and conclusive written evidence of the change of parties.

8.5  Regulations. Depositor and Preferred Beneficiary are responsible for and
     -----------
warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

8.6  Conflict of Interest.  Escrow Agent will not pay any commissions, fees or
     --------------------
rebates of significant value to any employees of Depositor or Preferred Beneficiary, nor favor any employee of Depositor or Preferred Beneficiary with gifts or entertainment of significant value. If Depositor or Preferred Beneficiary has reasonable cause to believe that this provision has been violated, Escrow Agent agrees to cooperate with Depositor or Preferred Beneficiary in its investigation.

Corvis Corporation                       Broadwing Communications Services, Inc.
Depositor                                Preferred Beneficiary
By: _________________________________    By: _________________________________

Name:________________________________    Name:________________________________

Title:_______________________________    Title:_______________________________

Date:________________________________     Date:_______________________________



Fort Knox Escrow Services, Inc.
Escrow Agent

By:

Name:

Title:

Date:

ATTACHMENT 16.1

                                WARRANTY PERIOD
                                ---------------

     The Warranty Period shall be [*] years.

                                 ATTACHMENT 19



              MAINTENANCE AND SUPPORT SERVICES AND OTHER SERVICES
              ---------------------------------------------------

The Corvis Support Program includes the following maintenance services:

 .24 X 7 Corvis Networks Technical Assistance Center (TAC)

 .Emergency priority access to TAC

 .Non-emergency Technical Assistance Center (TAC)

 .Basic software maintenance (patches and maintenance releases)

 .Repair and Return - Basic

 .Repair and Return - Advanced Replacement

     The price for the Corvis Support Program is as follows:

------------------------------------------------------------------------------------------------------
                                                Standard Services              Optional
           Maintenance Services                 Annual Fee as a %             Fee as of %
                                            of Network Element Price   of Network Element Price
------------------------------------------------------------------------------------------------------
 Repair and Return - Basic                            [*]%
 Emergency TAC Telephone Support                      [*]%
 Basic software maintenance support                   [*]%                   $[*] per hour
 Non-emergency TAC Telephone Support                  [*]%                       [*]%
 Repair and Return - Advanced Replacement               -
------------------------------------------------------------------------------------------------------

Customer must include all Corvis Products under the Standard Corvis Support Program in order to be eligible for maintenance of any Products or the Repair and Return - Advanced Replacement program. The Annual Fees for the Corvis Support Program and the Repair and Return - Advanced Replacement Program are due upon shipment of the associated Network Element (pro rated for the portion of the calendar year remaining). The term of the Corvis Support Program for individual shipments made during a calendar year shall end on December 31 of each applicable year, and shall be renewed for the ensuing 12-month period effective January 1 of each year. Corvis shall invoice Customer for the Corvis Support Program at the commencement of each calendar year for such calendar year.

Maintenance Services descriptions are provided below:

1.0  Corvis Emergency Technical Assistance Center (TAC)

     .1 Staffing and Availability The Corvis Support Program provides priority Customer telephonic access to the Corvis Technical Assistance Center
         (TAC) 7 days per week and 24 hours per day. Corvis will provide Customer with the proper telephone number and procedures for contacting the TAC. TAC personnel provide problem status information to Customer for serious problems and are the interface to Corvis Management and Development Engineering.

     .2 Scope of Activities In addition to support on problem determination and resolution, the following information and services are available through the TAC: technical tips, hardware information, software release notes, information on pending software updates, problem status report updates, and documentation updates.

     .3 Problem Handling Procedures All problems reported to the TAC will be assigned a Severity Classification. The Severity Level will be agreed upon between Corvis and Customer according to the table below.

------------------------------------------------------------------------------------------------------------------------------------
Severity                        Description                                       Escalation Procedure/Response Time
 1        Critical - Customer is experiencing a network outage     Corvis VP's of Engineering and Customer Service will be
          that prevents its customers from accessing service       immediately notified.  Corvis personnel will update Customer at
          and for which there is no workaround or recovery         least hourly and will work on the problem until resolution.
          action possible.
------------------------------------------------------------------------------------------------------------------------------------
 2        Major - Customer is experiencing a problem that          Corvis Level 3 personnel will resolve the problem within four
          affects service but for which there is a work-around     hours or escalate to Development Engineering.  Corvis personnel
          or recovery action.  Business can continue although      will update Customer at least every two hours.
          performance may be degraded.
------------------------------------------------------------------------------------------------------------------------------------
 3        Minor - Customer is experiencing problems and            Severity 3 problems will be resolved by Corvis in a reasonable
          requires technical advice or a recommendation for        period of time or will be escalated to Development Engineering.
          the best solution.  Severity 3 problems have a
          reliable workaround and have, at most, a slight
          impact on the operational environment.
------------------------------------------------------------------------------------------------------------------------------------
 4        Questions (Non Emergency)                                Questions received by the TAC will be logged and answered in a timely manner.
------------------------------------------------------------------------------------------------------------------------------------

    Corvis will meet its priority response goal as provided herein at a ninety (90%) percent effectiveness level for any calendar month. Should Corvis fail to meet its response goal at least seventy (90%) percent in any calendar month, Customer maintenance Service credits of 1/12 of the Standard Maintenance Fee will be credited back and may be applied towards renewals/future service contracts.

    The effectiveness level shall be calculated for any given month in accordance with the following formula with Total Missed Calls being the number of Severity 1 and Severity 2 Support calls for which priority support was not delivered within ten (10) minutes (Missed Calls) of the initial call.

    Effectiveness Calculation equals: Total Calls per Month - Total Missed Calls
                                      ------------------------------------------
                                              Total Calls per Month

2.0  Software Maintenance Support.   Software Maintenance Support is also
provided through the TAC. Software Maintenance includes patch releases of software to correct reported problems, maintenance releases, upgrades to system base software in new releases and other software updates that are made generally available at no additional charge from time to time. Software maintenance releases will be made available via magnetic media or remote download, as appropriate. Major releases are anticipated to be made by Corvis once per year. New software features and functionality offered in major new releases, if priced separately, are not included in Software Maintenance Support. Additionally, any incremental hardware required to support additional software is priced separately.

    In addition to software patches and maintenance releases, Corvis will provide Customer with revision releases, including installation, verification, and uninstall procedures, and other documentation, pertaining to problem status, code corrections, work-around procedures and known limitations of Corvis products.

     In addition to the individual software releases referred to above, Corvis will from time to time make available to Customer, subject to the applicable license fees, "Baseline Package Releases" consisting of groups of Corvis' software Products. Notwithstanding anything to the contrary in the Agreement, Corvis will only be obligated to provide support for the current and two (2) immediately preceding Baseline Package Releases made available by Corvis. Corvis' obligation to support any version of Third Party Software will be subject to the continuing availability of support from the third party vendor for such version. Corvis will not be obligated to provide services to correct any error or defect in any Corvis Product that can be corrected by Customer's installation of a more recent software release available from Corvis.

3.0  Repair and Return.  Basic

     Corvis will supply replacement components for Products that have failed. The customer is responsible for first calling Corvis Customer Repair and getting a Return Material Authorization number. The customer is responsible for sending the faulty component to the Corvis designated location along with the assigned RMA# for that module/component. Customer is responsible for packing material, shipping enclosure and all necessary documentation to facilitate the return of the defective component to Corvis. Requests for Basic Repair and Return on replacement module/components received by Corvis by 3:00 p.m. Eastern Time will generally be processed and sent back to customer within 5 days of receiving the faulty module/component. Requests made after 3:00 p.m. Eastern Time or on weekends or Corvis holidays will be processed the next business day.

4.0  Repair and Return.  Advanced Replacement

     Corvis will supply replacement components for products that have failed. As a prerequisite to advance replacement service, Customer must establish a sparing depot. Depot inventory must be maintained at the Corvis recommended minimum sparing levels.

     Should Corvis determine that the failure is due to faulty hardware, Corvis will send replacement component(s) to the designated depot location. Included with such component(s) will be packing material, a prepaid shipping enclosure and all necessary documentation to facilitate the return of the defective component to Corvis by Customer or Customer personnel. Corvis will assume all costs associated with the shipment of the replacement component(s) and the return of the failed component(s). Customer shall return the malfunctioning hardware product to Corvis within 10 days of the receipt of the replacement product.

     Should Corvis determine that the cards are fully functional and are "no fault found" in accordance with Corvis fault diagnostic and testing procedures, Corvis will invoice customer for the replacement component, associated testing and all shipping and shipping related costs.

     Advance replacement requests received at the Corvis TAC by 3:00 p.m. Eastern Time will be processed on the same business day. Corvis will make all reasonable commercial efforts to effect delivery of the replacement hardware component into the designated sparing depot(s) by the next business day for those locations where international customs need not be cleared. Requests made after

3:00 p.m. Eastern Time or on weekends or Corvis holidays will be processed on the next business day for delivery on the following business day.

     It is Corvis' intention to use Customer's preferred carrier for shipments to Customer contingent upon availability, quality, pricing, and terms and conditions of service that such carrier makes available to Corvis. In all cases, Corvis will use an internationally recognized carrier. Should Corvis elect not to use Customer's preferred carrier, Corvis will notify Customer and will, at Customer's option, assume responsibility for package tracking.

                                 ATTACHMENT 28

                            PRODUCT SPECIFICATIONS
                            ----------------------

     Corvis System Specifications

The Corvis system comprises a number of network elements, which can be configured to form point to point and mesh network connections. The maximum span distance that any of the [*] channels can traverse before electronic regeneration depends on the individual fiber types and span losses between optical amplifier sites. The Corvis Wave Planner automatically determines appropriate locations for each of the network elements and regeneration sites based on the actual span losses and fiber types in the system.

Tables 2 and 3 specify the system performance under the following assumptions:
     1.   all span losses in the system are identical;
     2. absolute value of fiber dispersion is greater than [*] for all channels;
     3. all spans consist of Corning-LS or Lucent TrueWave-Classic, Plus, or RS fiber and have an average [*];
     4.   the maximum transmission distance is 3200 km; and,
     5.   the system is operated using the parameters listed in Table 1.

                          Table 1: System Parameters
-------------------------------------------------------------------------------
                   Parameter                          Value      Units
-------------------------------------------------------------------------------
Amplifier Input Connector Loss                       0.2           dB
-------------------------------------------------------------------------------
Amplifier Output Connector Loss                      0.2           dB
-------------------------------------------------------------------------------
Operating Range                                   1530-1564        nm
-------------------------------------------------------------------------------
Maximum System Gain Flatness Variation               [*]           dB
-------------------------------------------------------------------------------
Maximum Amplifier Gain [*]                           [*]           dB
-------------------------------------------------------------------------------
[*] (See note 1)                                     [*]           dB
-------------------------------------------------------------------------------
Nominal Fiber Launch Power / Channel                 [*]           dBm
-------------------------------------------------------------------------------
Equivalent OSNR at Fiber Launch                      [*]           dB.nm
-------------------------------------------------------------------------------
Maximum accumulated dispersion (See note 2)          [*]           ps/nm
-------------------------------------------------------------------------------
Receiver Sensitivity [*]                             [*]           dB.nm
-------------------------------------------------------------------------------
Minimum EOL System Margin (See Note 3)               [*]           dB
-------------------------------------------------------------------------------
Additional EOL System Margin Connector Penalty       [*]           dB
-------------------------------------------------------------------------------

Note 1:   Total loss = span loss + amplifier module loss.
Note 2:   [*]
Note 3:   The Minimum EOL margin includes the following:
          [*]dB [*]
          [*]dB [*] variation across all [*] Channels
          [*]dB Unallocated margin

                  Table 2: System Performance using [*]/4-6/
          ---------------------------------------------------------
                                [*]              [*]        [*]
                   [*]       Number of       Number of
               EOL Span      Spans           Spans
               Loss (dB)       w/[*]           w/[*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------


                   Table 3: System Performance using [*]/4-6/
          ---------------------------------------------------------
                                [*]              [*]        [*]
                   [*]       Number of       Number of
               EOL Span      Spans           Spans
               Loss (dB)       w/[*]           w/[*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------
                 [*]             [*]              [*]        [*]
          ---------------------------------------------------------

Note 4:   [*]

Note 5:   [*]

Note 6: Based on an Amplifier Module Loss for [*] of [*] dB and a [*] dB respectively.

The transmission distance can be calculated based on the average loss per km (dB/km) for a span using the equation:

[*] transmission distance (km) = Minimum (3200,([*]EOL Span)x(#of spans)/(Average Loss/km).

A sample calculation is shown below for a system with an average loss per km of
0.245 dB/km and a 17 dB EOL span loss using [*].

----------------------------------------------------------------------------------------------------------------------------
Amp       System w/[*]                                                System w/[*]
----------------------------------------------------------------------------------------------------------------------------
[*]       Max Distance = (17 dB/span)*([*] spans)/(0.0245 dB/km)      Max Distance = (17 dB/span)*([*] spans)/(0.0245 dB/km)
                       = Min(3200, [*] km) = 3200 km                  = Min(3200, [*] km) = 3200 km
----------------------------------------------------------------------------------------------------------------------------
[*]       Max Distance = (17 dB/span)*([*] spans)/(0.0245 dB/km)     Max Distance = (17 dB/span)*([*] spans)/(0.0245 dB/km)
                       = Min(3200, [*] km) = 3200 km                  = Min(3200, [*] km) = [*] km
----------------------------------------------------------------------------------------------------------------------------

     Corvis Optical Amplifier

The Corvis Optical Amplifier provides optical amplification of up to 160 OC [*] optical signal channels that allows for transmission distances up to 3,200 km without electrical regeneration using Corvis transmitters and receivers. Two Corvis Optical Amplifiers are provided on a single [*] amplifier shelf for use in two fiber systems. A single rack can house up to [*] amplifier shelves. The Corvis Optical Amplifier can be provided in [*] to amplify spans with losses up to [*]. A [*] can be added to either [*] as required to [*] for [*] and the [*] loss is added to the span loss. The Corvis Optical Amplifier is equipped to transmit and receive [*] carrying [*] channels, Corvis system supervisory information, and [*] order wires. A Craft Interface and Environmental Control Unit (ECU) are provided for local control of the amplifier.

                                 [*] Amplifier
--------------------------------------------------------------------------------
Parameter             Nominal Value  Units                Notes
--------------------------------------------------------------------------------
Max. Amplifier Gain         [*]       dB      Based on LS, TW-C, TW-P and TW-RS
                                              fiber spans having an average [*]
--------------------------------------------------------------------------------
Operating Range          1530-1564    nm
--------------------------------------------------------------------------------
Gain Flatness over
Operating Range             [*]       dB

--------------------------------------------------------------------------------


                                 [*] Amplifier
--------------------------------------------------------------------------------
Parameter             Nominal Value  Units                Notes
--------------------------------------------------------------------------------
Max. Amplifier Gain         [*]       dB      Based on LS, TW-C, TW-P and TW-
     [*]                    [*]       dB      RS fiber spans having an average
                                                                   [*]
--------------------------------------------------------------------------------
Operating Range          1530-1564    nm
--------------------------------------------------------------------------------
Gain Flatness over
Operating Range             [*]       dB
--------------------------------------------------------------------------------

                 ---------------------------------------------------
                    Size and Weight          Specification
                 ---------------------------------------------------
                    Power                    -48 volts @ [*] Amps
                 ---------------------------------------------------
                    Heat Dissipation         [*] Watts /Shelf
                 ---------------------------------------------------
                    Size                     84"x24"x24"
                 ---------------------------------------------------
                    Weight (OA3200L[*])      [*]
                 ---------------------------------------------------

     Corvis Optical Network Gateway

The Corvis Optical Network Gateway (ONG) can be configured to transmit and receive up to 160 OC [*] optical signal channels for up to 3,200 km without electrical regeneration when used with Corvis Optical Amplifiers. [*] racks are required to house equipment for 160 transmit channels and 160 receive channels according to the channel plan provided below. [*] ONG rack includes [*] transmit channels and [*] receive channels along with multiplexing, demultiplexing, and monitoring equipment. In addition, [*] rack is equipped to transmit and receive [*] and provides a Craft Interface for local access to the ONG.

     ---------------------------------------------------------------------------
           Parameter                    Min        Typ   Max   Units  Comments
     ---------------------------------------------------------------------------
      Number of channels                                 160
     ---------------------------------------------------------------------------
      [*]                               [*]        [*]   [*]
     ---------------------------------------------------------------------------
      Data Rate per channel                        [*]           Gb/s     [*]
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
      Tx Output Power per channel                  [*]           dBm
     ---------------------------------------------------------------------------
      Fiber Launch power per channel               [*]           dBm
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
      Rx Input Power per channel                   [*]           dBm
     ---------------------------------------------------------------------------
      Receiver Sensitivity at [*]       [*]        [*]           dB.nm
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                 Parameter                            Value    Units   Comments
     ---------------------------------------------------------------------------
      Number of Racks - up to [*] Tx/Rx Channels       [*]
     ---------------------------------------------------------------------------
      Number of Racks - up to [*] Tx/Rx Channels       [*]
     ---------------------------------------------------------------------------
      Number of Racks - up to [*] Tx/Rx Channels       [*]
     ---------------------------------------------------------------------------
      Number of Racks - up to [*] Tx/Rx Channels       [*]
     ---------------------------------------------------------------------------
      Number of Racks - up to [*] Tx/Rx Channels       [*]
     ---------------------------------------------------------------------------
      Number of Racks - up to [*] Tx/Rx Channels       [*]
     ---------------------------------------------------------------------------
      Voltage requirements                             -48       V  Standard
                                                                    Voltage
     ---------------------------------------------------------------------------
      Power requirements/Rack                          [*]       W
     ---------------------------------------------------------------------------
      Dimensions per Rack (WxDxH)                   19x24x84   Inches
     ---------------------------------------------------------------------------

     CORVIS Optical Add/Drop Multiplexer [*] (OADM [*])

The OADM [*] allows up to 160 channels of Add Drop access, [*], and [*] of channels. The OADM [*] is partitioned into [*] section that provides for [*] the add/drop function and [*], which can be upgraded to provide add/drop functionality by addition of ONGs. The rack configuration and space requirements depend on the number of channels accessed in each direction.

     ---------------------------------------------------------------------------
              Parameter                      Min   Typ   Max   Units  Comments
     ---------------------------------------------------------------------------
      Number of channels                     [*]         160
     ---------------------------------------------------------------------------
      Wavelength range                       1530        1564   nm
     ---------------------------------------------------------------------------
      [*]                                    [*]         [*]
     ---------------------------------------------------------------------------
      [*]                                    [*]         [*]
     ---------------------------------------------------------------------------
      Output optical power per channel       [*]   [*]   [*]    dBm
     ---------------------------------------------------------------------------
      Output optical power (160 channels)    [*]   [*]   [*]    dBm
     ---------------------------------------------------------------------------
      [*]                                    [*]         [*]    [*]
     ---------------------------------------------------------------------------
      [*]                                    [*]                [*]
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
          Parameter                   Value    Units              Comments
     ---------------------------------------------------------------------------
      Number of Racks: [*]             [*]                          [*]
     ---------------------------------------------------------------------------
      Number of Racks: OADM [*]        [*]              Up to [*] channels Add/
                                                         Drop in each direction
     ---------------------------------------------------------------------------
      Number of Racks: OADM [*]        [*]              Up to [*] channels Add/
                                                         Drop in each direction
     ---------------------------------------------------------------------------

      Number of Racks: OADM [*]        [*]              Up to [*] channels Add/
                                                         Drop in each direction
     ---------------------------------------------------------------------------
       Voltage requirements            -48       V      Standard Voltage
     ---------------------------------------------------------------------------
      Power requirements/Rack          [*]       W
     ---------------------------------------------------------------------------
      Dimensions per Rack (WxDxH)    19x24x84  Inches
     ---------------------------------------------------------------------------

Channel Plan:

The Corvis system transmits and receives 160 channels [*] as shown in the table below. [*] resulting in total system capacity of 400 Gb/s. [*] are allocated in the channel plan [*].

-----------------------------------------
 Wavelength    Frequency      Wavelength
 Number           (THz)          (nm)
-----------------------------------------
    [*]              [*]            [*]

                            [BROADWING LETTERHEAD]



                                                                   April 7, 2000


Kim Larsen
General Counsel
Corvis Corporation
7015 Albert Einstein Drive
PO Box 9400
Columbia, Maryland 21046-9400

Dear Kim,

     As we discussed, please note the following items which should revised in the Procurement Agreement between Broadwing Communications Services Inc. and Corvis Corporation, dated March 17, 2000.

     Article 4 "Volume Deployment; Quantities and Delivery Schedules" shall be amended to read as follows:

     4.1 Initial Deployment. Upon successful completion of the Transport Field Trial, Customer will purchase from Corvis and deploy the Corvis Transport Equipment and Software in quantities and in configurations priced at U.S. $200,000,000.00 (the "Minimum Deployment Commitment"), U.S. $100,000,000.00
     of which (the "First Year Deployment Commitment") must be ordered within 12 months after the successful completion of the Field Trial with delivery no later than 60 days after such 12 month period, in each case based on the prices and license fees set forth in Attachment 6. The Minimum Deployment Commitment and the First Year Deployment Commitment shall be adjusted for late delivery by Corvis as provided in Section 4.2. Customer will be offered most favored customer pricing in accordance with the terms and conditions of Attachment 6.

     4.2 Initial Deployment Schedule; Late Deliveries. Within 30 days after successful completion of the Transport Field Trial, Customer and Corvis shall agree upon a non-binding estimated deployment schedule (the "Estimated Deployment Schedule") for the Minimum Deployment Commitment. If Customer submits Purchase Orders for Corvis

     Transport Equipment and Software in accordance with applicable lead times and the amount ordered and previously shipped does not exceed the Estimated Deployment Schedule, the Minimum Deployment Commitment and the First Year Deployment Commitment shall each be reduced by the aggregate purchase price of the Corvis Transport Equipment and Software Corvis fails to deliver within 60 days after the agreed delivery date.

     4.3 Non-binding Forecasts. Quantity Forecast. By the fifth business day of each month (the Month hereafter being "M"), Customer will provide to Corvis a non-binding ten-month rolling forecast (the "Rolling Forecast") of deliveries for the ten-month period commencing at the beginning of the third month after the month in which the forecast is made. The Rolling Forecast (M+3 through M+12) will show the quantity of each Product by product code which Customer anticipates it will need to be delivered during the specified month.

     4.4 During the Term of this Agreement, Customer will issue Purchase Orders specifying the Products ordered, the quantities necessary, the delivery site or sites (hereinafter the "Specified Site[s]") for the Products and its proposed delivery schedule.

     4.5 All deliveries of Products will be made F.O.B. destination. Customer agrees to pay freight and insurance charges. The preceding provisions of this clause are valid for deliveries in the United States, its possessions and territories only. All deliveries outside the aforementioned areas will be mutually agreed upon on a case by case basis.

     4.6 Customer will have the right to alter the destination site at least ten (10) days prior to Corvis' scheduled shipment date for Products, without cost or expense to Customer, by timely transmitting Notice to Corvis of the new Specified Site(s).

     4.7 Corvis will execute and deliver to Custumer an order acknowledgment within seven days after Corvis' receipt of each Purchase Order or, if Corvis cannot meet the proposed delivery times, the parties shall mutually agree to appropriate delivery times. If Corvis and Customer cannot agree upon delivery times, Corvis shall have the right to reject a Purchase Order. Product order lead times shall be 12 weeks unless otherwise specified by Corvis.

     4.8 Customer will purchase on-site installation spares, parts and components of the Equipment ("Spares Kits" or "Kits") reasonably designated by Corvis and agreed upon by Corvis and Customer from time to time as the quantity necessary to enable Corvis to provide the warranty and support services required by this Agreement. The quantity and locations of the Kits may change with installation requirements and changes in the topology of Customer's network.

      4.9  [*]

     4.10  [*]

             Article 28 "Definitions" shall be amended as follows:

     "Committed Amounts" shall be deleted.
     "Final Deployment Date" shall be deleted.
     "Initial Deployment Shortfall" shall be deleted.
     "Specified Site" shall reference the definition contained in Section 4.4.

     All other definitions shall remain in full force and effect.

     Please execute your concurrence by counter-execution below and return at your earliest convenience.


                                    Sincerely,

                                    /s/ Angela L. Jones
                                    Angela L. Jones

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